Exhibit 10.(a)

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

REIMBURSEMENT AGREEMENT

dated as of

April 23, 2010

between

GOLDEN GATE III VERMONT CAPTIVE INSURANCE COMPANY,

as Borrower,

and

UBS AG, STAMFORD BRANCH,

as Issuing Lender

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

SCHEDULES:

SCHEDULE 1	Borrower Reporting Documents
SCHEDULE 2	Dividend Formula
SCHEDULE 3	Utilization Fee Matrix
SCHEDULE 4	Scheduled LOC Facility Amount
SCHEDULE 5	Restricted List
SCHEDULE 6	Financial and Actuarial Projections and Modeling Information

EXHIBITS:

EXHIBIT A	Draw Certification Notice
EXHIBIT B	Investment Guidelines
EXHIBIT C	Reinsurance Agreement
EXHIBIT D	Form of Letter of Credit
EXHIBIT E	Form of Assignment and Acceptance

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

This REIMBURSEMENT AGREEMENT (this “Agreement”), dated as of April 23, 2010 by and between Golden Gate III Vermont Captive Insurance Company, a special purpose financial captive insurance company incorporated under the laws of the State of Vermont (the “Borrower”) and UBS AG, Stamford Branch, as the issuing lender (the “Issuing Lender”).

WHEREAS, the Borrower is an Affiliate of the Ceding Company and a direct Subsidiary of PLICO;

WHEREAS, the Borrower and the Ceding Company are parties to the Reinsurance Agreement pursuant to which the Ceding Company cedes, and the Borrower reinsures a certain block of term life insurance policies written by the Ceding Company;

WHEREAS, the Borrower hereby requests that the Issuing Lender establish a Letter of Credit for the benefit of the Reinsurance Trustee; and

WHEREAS, in consideration of the issuance by the Issuing Lender of a Letter of Credit, the Borrower has agreed to reimburse promptly the Issuing Lender for any draws on the Letter of Credit in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Borrower and the Issuing Lender agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.          Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Additional Business” has the meaning assigned to it in Section 6.01(h)(ii).

“Administrative Account” has the meaning assigned to it in Section 3.01(c).

“Administrative Services Agreement” means the Administrative Services Agreement, dated as of April 23, 2010 between the Ceding Company and the Borrower.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Affiliated Services Agreements” means (i) the Administrative Services Agreement, (ii) the Investment Management Agreement and (iii) the PLC Service Agreements.

“Agreement” has the meaning assigned to it in the preamble.

“Anti-Terrorism Laws” shall mean any applicable law, rule, regulation, executive order, decree, ordinance, rule or regulation related to terrorism financing or money laundering

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

including the USA Patriot Act, The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act”, 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) and Executive Order 13224 (effective September 24, 2001).

“Applicable Governmental Authority” has the meaning assigned to it in Section 2.04(a).

“Approval” means the prior approval of the Vermont Commissioner in accordance with the terms of the Licensing Order for the payment by the Borrower of any LOC Reimbursement Obligation payable hereunder, or any amounts payable with respect to Surplus Notes of the Borrower.

“Assignee” has the meaning assigned to it in Section 9.05(b).

“Attributable Indebtedness” means, on any date, in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with SAP.

“Borrower” has the meaning assigned to it in the preamble.

“Borrower Reporting Documents” has the meaning assigned to it in Section 6.01(d).

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York, Montpelier, Vermont or Lincoln, Nebraska are authorized or required by law to remain closed.

“Capital Adequacy” has the meaning assigned to it in Section 2.04(b).

“Cash” means immediately available funds denominated in U.S. Dollars.

“Cash Collateral Account” means an account established by the Issuing Lender and maintained for its benefit upon the occurrence of an Event of Default, which shall be funded by any payments made by the Borrower under item Eighth of the Priority of Payments.

“Cash Equivalents” means commercially reasonable overnight repurchase agreements fully collateralized by the United States Treasury or any agency of the United States Government, the obligations of which are backed by the full faith and credit of the United States Government.

“Ceding Company” means West Coast Life Insurance Company and its successors and assigns.

“Ceding Company Letter Agreement” means that certain letter agreement, dated as of April 23, 2010 by and between the Ceding Company and the Issuing Lender.

“Closing Conditions” has the meaning assigned to it in Section 5.01.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

“Closing Date” means the date hereof.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” has the meaning assigned to it in Section 7.02(a).

“Company Action Level Risk Based Capital” has the meaning assigned to it in Section 8301(12)(A) of Title 8 of the Vermont Statutes Annotated in effect as of December 31, 2009 and calculated using the risk based capital factors and formula prescribed by the National Association of Insurance Commissioners as of December 31, 2009.

“Confidentiality Agreement” has the meaning assigned to it in Section 9.13.

“Constituent Documents” means the constituent documents of an entity, and, when used in relation to the Borrower, shall also include the Plan of Operation, the Licensing Order, its Certificate of General Good and its Certificate of Authority.

“Control,” “Controlled,” or “Controlling” mean, as the context requires, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

“Default” means any occurrence of any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time or both, would, unless cured or waived, be an Event of Default.

“Dividend Amount” has the meaning assigned to it in Schedule 2.

“Dividend Catch-Up Contribution” has the meaning assigned to it in Schedule 2.

“Dividend Declaration Date” has the meaning assigned to it in Schedule 2.

“Dividend Formula” has the meaning assigned to it in Schedule 2.

“Dividend Test” has the meaning assigned to it in Schedule 2.

“Dividend Year” has the meaning assigned to it in Schedule 2.

“Dollars” or “$” refers to lawful money of the United States of America.

“Draw Certification Notice” means a duly certified notification letter, signed by a Responsible Officer of the Ceding Company in the form attached hereto as Exhibit A.

“Drawn Rate” means LIBOR plus [****] basis points per annum.

“Early Termination Event” means any (a) Optional LOC Reduction (whether in part or in full) or (b) termination of the Letter of Credit by the Borrower at its option pursuant to Section 2.02(b); provided, however, that an Early Termination Event shall not include (and no

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

Early Termination Fee shall be payable with respect to) a Regulatory Event or a Regulation XXX Reduction Event.

“Early Termination Fee” means, with respect to any Early Termination Event occurring prior to July 1, 2017, an amount, payable in arrears within forty-five (45) calendar days after such Early Termination Event, equal to the present value of the Utilization Fees (assuming a Utilization Fee Rate of [****] basis points per annum, without giving effect to any increase thereto) from the date of such Early Termination Event through July 1, 2017 that would have accrued pursuant to Section 2.03(b) if such Early Termination Event had not occurred, not including any portion of those payments accrued as of the date of such Early Termination Event; provided, that the LOC Amount used in the calculation of the Early Termination Fee shall be equal to the Early Termination LOC Amount; provided, further, that such present value shall be determined using the discount factor implied by the mid-point between the forward-bid-and-offered side LIBOR curves for fixed-for-floating LIBOR swaps of the relevant tenors.  No Early Termination Fee shall be payable with respect to any Optional LOC Reduction or termination of the Letter of Credit occurring on or after July 1, 2017.

“Early Termination LOC Amount” means the LOC Amount as of the date of the relevant Early Termination Event and as in effect thereafter from time to time, and at any time, for the avoidance of doubt giving effect to any prior reduction in the LOC Amount or prior failure to increase the LOC Amount, and assuming that, with respect to the LOC Amount as of any future date (i) the LOC Amount automatically increases in accordance with Schedule 4 (without regard to the satisfaction of any Increase Conditions) and (ii) the LOC Amount automatically decreases in accordance with the terms of the Letter of Credit; provided, however, that in the event the LOC Amount has not been increased on any prior Scheduled LOC Amendment Date solely to the extent due to a failure of the Increase Conditions set forth in Sections 5.02(a) or 5.02(b) to have been satisfied or waived, such increase in the LOC Amount shall be deemed to have occurred for purposes of determining the LOC Amount unless such failure was with respect to an Event of Default under Sections 8.01(d), (e) or (g), and, with respect only to an Event of Default under Section 8.01(e), such Event of Default did not have a Material Adverse Effect on the applicable Scheduled LOC Amendment Date.

“Economic Reserves” has the meaning assigned to it in the Reinsurance Agreement.

“Eligibility Failure” has the meaning assigned to it in Section 2.03(c).

“Eligible Bank” means a lender which is (a) on the list of banks approved by the NAIC Securities Valuation Office, (b) a “Qualified United States financial institution” as defined in Section 44-416.08 of the Nebraska Insurance Code or any applicable amended or successor statute (or, if the Ceding Company is no longer domiciled in Nebraska, the corresponding statute in its jurisdiction of domicile) and (c) a “qualified U.S. financial institution” as defined in Regulation 97-3 s 11 of the Vermont Insurance Code or any applicable amended or successor statute (or, if the Borrower is no longer domiciled in Vermont, the corresponding statute in its jurisdiction of domicile).

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

“Embargoed Person” shall mean any party that (i) is publicly identified on the most current list of “Specially Designated Nationals and Blocked Persons” published by OFAC or resides, is organized or chartered, or has a place of business in a country or territory subject to OFAC sanctions or embargo programs or (ii) is publicly identified as prohibited from doing business with the United States under the International Emergency Economic Powers Act, the Trading With the Enemy Act, or any similar applicable law, rule, regulation, executive order, decree, ordinance, rule or regulation.

“Enhanced Yield Protection Provisions” has the meaning assigned to it in Section 2.04(e).

“Entitlement Holder” means an “entitlement holder” as defined in Section 8-102(a)(7) of the UCC.

“Entitlement Order” means an “entitlement order” as defined in Section 8-102(a)(8) of the UCC.

“Events of Default” has the meaning assigned to it in Section 8.01.

“Excluded Taxes” means, with respect to the Issuing Lender and any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income, franchise or similar taxes, in each case, imposed on (or measured by) its net income by the United States of America, or by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of a jurisdiction (or any political subdivision thereof) that imposes taxes on the basis of management or control or other concept or principle of residence, the jurisdiction (or any political subdivision thereof) in which such recipient is so resident, (b) Taxes imposed by reason of such Person having a former or present connection with or being engaged in business in the jurisdiction (or any political subdivision thereof) imposing such Taxes, other than a connection or business arising or deemed to arise as a result of the execution and delivery of this Agreement or the performance of any action provided for or enforcement of any rights hereunder, (c) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (d) any withholding tax that is attributable to the Issuing Lender’s failure to comply with Section 2.05(e).

“Extension Event” has the meaning assigned to it in Section 5.03.

“Facility Maturity Date” means April 1, 2013, unless extended to a later date in accordance with Section 2.01(c).

“Facility Reserves” has the meaning assigned to it in the Reinsurance Agreement.

“Federal Funds Effective Rate” means for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by the Issuing Lender from three (3) federal funds brokers of recognized standing selected by it.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

“Fees” means, collectively, any LOC Structuring Fee, Utilization Fee, Early Termination Fee and Regulatory Event Fee.

“First Extension Event” has the meaning assigned to it in Section 2.01(c)(i).

“First Remainder Contribution” means, in the event that the First Required Additional Contribution is less than the First Scheduled Additional Contribution, the absolute value of the difference between such First Required Additional Contribution and such First Scheduled Additional Contribution.

“First Required Additional Contribution” means the additional equity contribution, if any, contributed at least thirty-five (35) calendar days prior to the First Required Additional Contribution Date, from an Affiliate of the Borrower and deposited in the Surplus Account, in an amount equal to the lesser of (i) the First Scheduled Additional Contribution and (ii) the applicable Reduced Contribution.

“First Required Additional Contribution Date” means April 1, 2012.

“First Scheduled Additional Contribution” means $[****].

“Fitch” means Fitch Ratings.

“Funding Costs” means all losses, costs and expenses incurred by the Issuing Lender as a result of the Borrower’s failure to pay any LOC Reimbursement Obligation on or prior to the LOC Reimbursement Date, but only to the extent such losses, costs or expenses relate to the funding of the related LOC Disbursement.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hedge Counterparty” has the  meaning assigned to it in Section 9.13.

“Increase Conditions” has the meaning assigned to it in Section 5.02.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with SAP:

(a)           all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)           all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(c)           all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

(d)           indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(e)           capital leases of which such Person is the lessee; and

(f)            all guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.  The amount of any capital lease as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.  For the avoidance of doubt, commitments or obligations in connection with any insurance policies, reinsurance agreements, retrocession agreements, guaranteed investment contracts and funding agreements shall not constitute Indebtedness.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” has the meaning assigned to it in Section 9.04.

“Independent Actuary” means Milliman USA’s Chicago office.

“Independent Director” means a member of the Board of Directors of the Borrower who (i) shall not have been at the time of such Person’s appointment or at any time during the preceding five (5) years, and shall not be as long as such Person is a director of the Borrower, (a) a director, officer, employee, partner, shareholder, member, manager or Affiliate of the Borrower, (b) a supplier to the Borrower, (c) a Person controlling or under common control with any partner, shareholder, member, manager, Affiliate or supplier of the Borrower or (d) a member of the immediate family of any director, officer, employee, partner, shareholder, member, manager, Affiliate or supplier of the Borrower; (ii) has prior experience as an independent director for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (iii) has at least three (3) years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities.

“Initial LOC Amount” means $505,000,000.

“Instrument” means an “Instrument” as defined in Section 9-102(a)(47) of the UCC.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

“Investment Guidelines” means those certain investment guidelines attached hereto as Exhibit B.

“Investment Management Agreement” means that certain investment management agreement, dated as of April 23, 2010, between PLC and the Borrower.

“Issuing Lender” has the meaning assigned to it in the preamble.

“Lender Counterparty” shall mean a counterparty to a swap or similar hedging transaction with the Issuing Lender related to this Agreement.

“Letter of Credit” has the meaning assigned to it in Section 2.01(a).

“LIBOR” means, for any date, a rate determined in accordance with the following provisions:

(a)           LIBOR for such date shall equal the offered rate for deposits in U.S. dollars having a three-month maturity, as determined by the Issuing Lender, which appears on the LIBOR Reference Page as of approximately 11:00 a.m. (London time) on the applicable LIBOR Determination Date.

(b)           If, on any LIBOR Determination Date, such rate does not appear on the LIBOR Reference Page, then LIBOR shall be determined by the Issuing Lender on the basis of the offered quotations of the Reference Bank to prime banks in the London interbank market for Eurodollar deposits having a three-month maturity, as determined by the Issuing Lender, by reference to quotations as of approximately 11:00 a.m. (London time) on such LIBOR Determination Date.

(c)           If the Issuing Lender is unable to determine LIBOR in accordance with the provisions set forth above, LIBOR with respect to such date shall be deemed to be the Alternate Base Rate plus one and one-half percent (1.50%) for such period.

For purposes of clause (a) above, all percentages resulting from such calculations shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point and for the purposes of clause (b) above, all percentages resulting from such calculations shall be rounded, if necessary, to the nearest one thirty-second (1/32) of a percentage point.  As used in this definition of LIBOR:

“Alternate Base Rate” means, for any day, a rate per annum (rounded upward, if necessary, to the nearest one one-hundredth (1/100) of a percentage point) equal to the greater of (a) the Base Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus one-half percent (0.50%).  If the Issuing Lender shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Issuing Lender to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist.  Any change in the Alternate Base Rate due to a change in the Base Rate or the Federal Funds Effective Rate shall be effective on

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

the effective date of such change in the Base Rate or the Federal Funds Effective Rate, respectively.

“Base Rate” means, for any day, a rate per annum that is equal to the corporate base rate of interest established generally for its customers by the Issuing Lender from time to time; each change in the Base Rate shall be effective on the date such change is effective.  The corporate base rate is not necessarily the lowest rate charged by the Issuing Lender to its customers.

“LIBOR Determination Date” means, for any date, the second London Banking Day prior to such date.

“LIBOR Reference Page” means Reuters Page LIBOR01 (or such other page as may replace such Reuters Page LIBOR01 for purposes of displaying comparable rates).

“London Banking Day” means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London.

“Reference Bank” means the principal London branch of UBS AG.

“Licensing Order” means the Licensing Order issued by the Vermont Department to the Borrower dated April 15, 2010.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).

“LOC Amount” means the aggregate issued and outstanding face amount of the Letter of Credit at any time and from time to time, including any adjustment pursuant to Section 2.01, but excluding, for the avoidance of doubt, any amounts drawn thereon for which such face amount is not reduced.

“LOC Commitment” has the meaning assigned to it in Section 2.01(a)(i).

“LOC Disbursement” means a payment made by the Issuing Lender pursuant to the Letter of Credit.

“LOC Reimbursement Date” has the meaning assigned to it in Section 2.01(f)(i).

“LOC Reimbursement Obligation” has the meaning assigned to it in Section 2.01(f)(i).

“LOC Structuring Fee” has the meaning assigned to it in Section 2.03(a).

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

“Market Value” means (i) in the case of Cash and Cash Equivalents, the face amount thereof; and (ii) in the case of any security or other instrument, the fair market value thereof.

“Material Adverse Effect” means a material adverse effect on (i) the business, operations, assets, property or financial condition of the Borrower, (ii) the Reinsured Policies (iii) the ability of the Issuing Lender to enforce its rights and remedies under this Agreement and the other Transaction Document, (iv) the ability of the Borrower to perform any of its obligations under this Agreement or any other Transaction Documents or (v) the binding nature, validity or enforceability of this Agreement or any other Transaction Document other than the PLC Service Agreements.

“Maximum Lawful Amount” has the meaning assigned to it in Section 9.17.

“Modified Total Adjusted Capital” has the meaning assigned to the term “Total Adjusted Capital”  in Section 8301(15) of Title 8 of the Vermont Statutes Annotated in effect as of December 31, 2009; provided that (i) any net positive capital and surplus benefit relating to the deferred tax asset, (ii) any asset valuation reserves and (iii) the treatment of any amount of the Letter of Credit in excess of the Facility Reserves as an admitted asset, shall be excluded from such calculation.

“Moody’s” means Moody’s Investors Service, Inc.

“NAIC” means the National Association of Insurance Commissioners.

“Nebraska Director” means the Director of Insurance in the State of Nebraska or any successor or subsequent domestic insurance regulator of the Ceding Company.

“Nebraska Insurance Code” means the insurance laws and regulations of the State of Nebraska.

“Non-Extension Notice” means a written notice from the Issuing Lender to the Borrower and the Reinsurance Trustee, as beneficiary of the Letter of Credit, in the form of Schedule B to the Letter of Credit.

“OFAC” means the U.S. Treasury Department’s Office of Foreign Assets Control.

“Optional LOC Reduction” has the meaning assigned to it in Section 2.01(d).

“Optional LOC Reduction Amount” has the meaning assigned to it in Section 2.01(d).

“Other Letter of Credit Transaction” means one or more letter of credit transactions arranged by the Issuing Lender whether before or after the Closing Date with an insurance company or reinsurer for the primary purpose of financing statutory reserves established in connection with life insurance policies that exceed the economic reserves required in connection with such life insurance policies.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

“Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise in respect to, this Agreement.

“Participant” has the meaning assigned to it in Section 9.05(e).

“Payment Restrictions” has the meaning assigned to it in Section 3.05(g).

“PDF” means, when used in reference to notices via electronic mail attachment, portable document format or a similar electronic file format.

“Permitted Liens” means (i) Liens for Taxes, assessments or governmental charges or claims not delinquent or being contested in good faith and by appropriate proceedings and for which reserves adequate under SAP are being maintained; (ii) deposits or pledges to secure obligations under workers’ compensation, social security or similar laws, or under unemployment insurance; (iii) mechanics’, workers’, materialmen’s, carriers’ or other like Liens arising in the ordinary course of business with respect to obligations that are not due or that are being contested in good faith; (iv) Liens granted under repurchase and reverse repurchase agreements and derivatives entered into in the ordinary course of business as permitted under this Agreement or any other Transaction Document; (v) clearing and settlement Liens on securities and other investment properties incurred in the ordinary course of clearing and settling transactions in such assets and holding them with custodians; (vi) insurance regulatory Liens; (vii) judgment Liens in respect of judgments that are being contested in good faith and by appropriate proceedings and for which reserves adequate under SAP are being maintained; and (viii) Liens contemplated by this Agreement and any other Transaction Document, including the Reinsurance Trust Account.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“PLICO” means Protective Life Insurance Company, a Tennessee stock insurance company, and its successors and assigns.

“PLC” means Protective Life Corporation, a Delaware corporation, and its successors and assigns.

“PLC Guarantee” means that certain letter agreement, dated as of April 23, 2010, between PLC and the Issuing Lender.

“PLC Service Agreements” means collectively (i) the Amendment to the Agreement for Administrative Services, dated as of April 23, 2010, between PLC and the Borrower, (ii) the Agreement for Legal Services, dated as of April 23, 2010, between PLC and the Borrower and (iii) the Agreement for Data Processing Programming Services, dated as of April 23, 2010, between PLC and the Borrower.

“Present Value” has the meaning assigned to it in Schedule 2.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

“Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by UBS AG, Stamford Branch (which is not necessarily the lowest rate charged to any customer), changing when and as such prime rate changes.

“Priority of Payments” has the meaning assigned to it in Section 3.05.

“Reduced Contribution” means, at any date of determination, the excess of [****]  percent ([****]%) of the Borrower’s Company Action Level Risk Based Capital over the Borrower’s Modified Total Adjusted Capital, each, determined as of the end of the most recent calendar quarter.

“Regulation XXX Reduction Event” means any (a) Optional LOC Reduction (whether in part or in full) or (b) termination of the Letter of Credit by the Borrower at its option pursuant to Section 2.02(b), in either case following any change in applicable insurance or tax laws, rules, regulations or statutory accounting principles (including, and in each case, as applicable, interpretations by any Governmental Authority thereof) in each case that results in a decrease in excess of [****] percent ([****]%) in the Statutory Reserves in excess of the Economic Reserves for the Reinsured Policies; provided, that such change is applicable (or would be applicable to any insurer in similar circumstances to the Ceding Company) on a general basis to insurance companies in the relevant jurisdiction and is not solely and specifically applicable to the Ceding Company or, in the case of a permitted practice, such permitted practice is available to or has been or is being utilized by other insurers in the relevant jurisdiction.

“Regulatory Account” has the meaning assigned to it in Section 3.01(a).

“Regulatory Event” means any (a) Optional LOC Reduction (whether in part or in full) or (b) termination of the Letter of Credit by the Borrower at its option pursuant to Section 2.02(b), in either case following (i) any change in applicable insurance or tax laws, rules, regulations or statutory accounting principles (including, and in each case, as applicable, interpretations by any Governmental Authority thereof) in each case that limits or prohibits in any material respect the federal income tax deduction in respect of the Statutory Reserves in excess of Economic Reserves, or (ii) any change in the credit for reinsurance that is permitted to be taken by the Ceding Company in its jurisdiction of domicile or in any other jurisdiction in which it files its statutory financial statements, in each case that results in a decrease in excess of [****] percent ([****]%) in the amount of credit for reinsurance otherwise provided to the Ceding Company in connection with the Reinsurance Agreement; provided, that such change is applicable (or would be applicable to any insurer in similar circumstances to the Ceding Company) on a general basis to insurance companies in the relevant jurisdiction and is not solely and specifically applicable to the Ceding Company or, in the case of a permitted practice, such permitted practice is available to or has been or is being utilized by other insurers in the relevant jurisdiction; provided, further, that a Regulatory Event shall not include a Regulation XXX Reduction Event.

“Regulatory Event Fee” means, with respect to (a) a Regulatory Event (but not including any Regulation XXX Reduction Event) occurring prior to July 1, 2017, an amount, payable in arrears within forty-five (45) calendar days after such Regulatory Event, equal to [****] percent ([****]%) of the then-current Early Termination Fee and (b) a Regulation XXX

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

Reduction Event occurring prior to July 1, 2017, an amount, payable in arrears within forty-five (45) calendar days after such Regulation XXX Reduction Event, equal to [****] percent ([****]%) of the then-current Early Termination Fee.  No Regulatory Event Fee shall be payable with respect to any Optional LOC Reduction or termination of the Letter of Credit occurring on or after July 1, 2017.

“Reinsurance Agreement” means that certain reinsurance agreement dated as of the date hereof by and between the Borrower and the Ceding Company attached hereto as Exhibit C.

“Reinsurance Trust Account” means a trust account established and maintained in accordance with the Reinsurance Trust Agreement.

“Reinsurance Trust Agreement” means that certain reinsurance trust agreement, dated as of April 23, 2010, among the Reinsurance Trustee, the Borrower and the Ceding Company.

“Reinsurance Trustee” means The Bank of New York Mellon in its capacity as trustee pursuant to the Reinsurance Trust Agreement, and any successor hereunder.

“Reinsured Policies” has the meaning assigned to it in the Reinsurance Agreement.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Required Additional Contribution” means any or all of the First Required Additional Contribution, the Second Required Additional Contribution and the Third Required Additional Contribution.

“Required Additional Contribution Date” means, as applicable, the First Required Additional Contribution Date, the Second Required Additional Contribution Date or the Third Required Additional Contribution Date.

“Required Participants” means, at any date of determination, more than fifty percent (50%) of Participants.

“Responsible Officer” of a Person means the chief executive officer, president, chief financial officer, principal accounting officer, treasurer, assistant treasurer or controller of such Person.  Any document delivered hereunder that is signed by a Responsible Officer of the Borrower or the Ceding Company shall be conclusively presumed to have been authorized by all necessary corporate, partnership and other action on the part of the Borrower or the Ceding Company, as the case may be, and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrower or the Ceding Company, as the case may be.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

“Restricted List” means the list set forth on Schedule 5 (as such Schedule 5 may be amended, modified or supplemented by the Borrower from time to time, and at any time, by written notice to the Issuing Lender).

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“SAP” means the accounting procedures and practices prescribed or permitted by the applicable insurance regulatory authority, consistently applied.

“Scheduled LOC Amendment Date” means each Scheduled LOC Amendment Date set forth in Schedule 4.

“Scheduled LOC Facility Amount” means, for each Scheduled LOC Amendment Date, the amount set forth in the applicable column of Schedule 4.

“Scheduled LOC Increase” has the meaning assigned to it in Section 2.01(b).

“Scheduled LOC Increase Amount” means, for the applicable period, each Scheduled LOC Increase Amount set forth in Schedule 4.

“Second Extension Event” has the meaning assigned to it in Section 2.01(c)(ii).

“Second Remainder Contribution” means, in the event that the Second Required Additional Contribution is less than the sum of (i) the Second Scheduled Additional Contribution and (ii) the First Remainder Contribution, the absolute value of the difference between such Second Required Additional Contribution and such sum of (a) the Second Scheduled Additional Contribution and (b) the First Remainder Contribution.

“Second Required Additional Contribution” means the additional equity contribution, if any, contributed at least thirty-five (35) calendar days prior to the Second Required Additional Contribution Date, from an Affiliate of the Borrower and deposited in the Surplus Account, in an amount equal to the lesser of:

(a)           the sum of (i) the Second Scheduled Additional Contribution and (ii) the First Remainder Contribution, if any, and

(b)           the applicable Reduced Contribution.

“Second Required Additional Contribution Date” means April 1, 2013.

“Second Scheduled Additional Contribution” means $[****].

“Secured Obligations” has the meaning assigned to it in Section 7.01.

“Securities Account” has the meaning assigned to it in Section 8-501 of the UCC.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

“Securities Account Control Agreement” means that certain securities account control agreement, dated as of April 23, 2010, by and among the Borrower, the Issuing Lender and the Securities Intermediary.

“Securities Intermediary” means The Bank of New York Mellon acting as securities intermediary (as defined in Section 8-102(a)(14) of the UCC) with respect to the Surplus Account.

“Solvent” means that (i) the assets of the Borrower are greater than the total amount of liabilities, including contingent liabilities, of the Borrower determined in accordance with SAP as of the Closing Date; (ii) the Borrower does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature; and (iii) the Borrower is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which the Borrower’s property, as applicable, would constitute unreasonably insufficient capital.

“Special Dividend” has the meaning assigned to it in Section 9.14.

“Special Payment” has the meaning assigned to it in Section 9.14.

“Special Tax Allocation Agreement” means the Special Tax Allocation Agreement, dated as of April 23, 2010, by and between the Borrower and PLC.

“Statutory Reserves” has the meaning assigned to it in the Reinsurance Agreement.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

“Surplus Account” has the meaning assigned to it in Section 3.02(a).

“Surplus Notes” has the meaning assigned to it in Section 6.01(bb).

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority including penalties, interest and additions to tax.

“Tax Sharing Agreement” means that certain Amendment and Clarification of the Tax Allocation Agreement dated January 1, 1988, effective as of January 1, 1988, by and between PLC and its Subsidiaries.

“Third Party Expenses” means expenses relating to (i) services provided by Affiliates of the Borrower, including administrative services, investment management services, data processing services, legal services and any other amounts incurred under any of the

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

Affiliated Services Agreements and (ii) third party services including accounting services, actuarial services, legal services, management of the Borrower, custodial or trustee services and wages for, and reimbursable expenses of any, outside director of the Borrower, pursuant to the Reinsurance Agreement, and any other amounts incurred under any Third Party Service Agreement.

“Third Party Service Agreements” means (i) the Captive Management Agreement, dated as of April 23, between the Borrower and Marsh Management Services, Inc., (ii) the Reinsurance Trust Agreement and (iii) the Custody Agreement, dated as of April 23, between the Borrower and The Bank of New York Mellon.

“Third Remainder Contribution” means, in the event that the Third Required Additional Contribution is less than the sum of (i) the Third Scheduled Additional Contribution and (ii) the Second Remainder Contribution, the absolute value of the difference between such Third Required Additional Contribution and such sum of (a) the Third Scheduled Additional Contribution and (b) the Second Remainder Contribution.

“Third Required Additional Contribution” means the additional equity contribution, if any, contributed at least thirty-five (35) calendar days prior to the Third Required Additional Contribution Date, from an Affiliate of the Borrower and deposited in the Surplus Account, in an amount equal to the lesser of:

(a)           the sum of (i) the Third Scheduled Additional Contribution and (ii) the Second Remainder Contribution, if any, and

(b)           the applicable Reduced Contribution.

“Third Required Additional Contribution Date” means April 1, 2014.

“Third Scheduled Additional Contribution” means $[****].

“Total Adjusted Capital” has the meaning assigned to it in Section 8301(15) of Title 8 of the Vermont Statutes Annotated in effect as of December 31, 2009.

“Transaction Documents” means collectively, this Agreement (including the Investment Guidelines), the Letter of Credit, the Reinsurance Agreement, the Reinsurance Trust Agreement, the Ceding Company Letter Agreement, the Affiliated Services Agreements, the Third Party Service Agreements, the PLC Guarantee, the Aggregate Stop Loss Indemnity Reinsurance Agreement, dated as of April 23, 2010, by and between the Ceding Company and PLICO, the Catastrophic Loss Capital Support Agreement, dated as of April 23, 2010, by and between PLC and the Borrower, the Investment Management Agreement, the Tax Sharing Agreement, Special Tax Allocation Agreement, the Securities Account Control Agreement, the Transaction Expense Support Agreement, and the Constituent Documents of the Borrower, as the same made be amended, modified or supplemented from time to time.

“Transaction Expense Support Agreement” means that certain transaction expense support agreement dated as of April 23, 2010 between the Borrower and PLC.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

“Transactions” means the execution, delivery and performance by the parties to this Agreement and the other Transaction Documents of the Transaction Documents and all certificates and other documents contemplated in connection therewith.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56).

“Utilization Fee” means, on any date of determination, an amount equal to the product of (i) the daily weighted average of the LOC Amount during the immediately prior calendar quarter and (ii) the daily weighted average of the applicable Utilization Fee Rate as indicated in the Utilization Fee Matrix during the immediately prior calendar quarter (including the Withdrawn Rating Fee Rate included therein, if applicable), attached hereto as Schedule 3, calculated on the basis of a three hundred sixty (360) day year.

“Vermont Commissioner” means the commissioner of the Vermont Department.

“Vermont Department” means the department of banking, insurance, securities and health care administration in the State of Vermont.

“Vermont Insurance Code” means the insurance laws and regulations of the State of Vermont.

“Withdrawn Rating Fee Rate” has the meaning assigned to it in Schedule 3.

Section 1.02.          Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise (i) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (ii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iii) the word “from” in connection with a time period means “from and including” and the word “until” means “to but not including”, (iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (v) all references to agreements, documents, guidelines or instruments, laws, rules, regulations or orders shall be to the same as amended, modified or supplemented from time to time, and at any time, except as otherwise provided herein.

Section 1.03.          Accounting Terms.  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with SAP, as in effect from time to time, with respect to entities that prepare SAP financial statements.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

ARTICLE II

LETTER OF CREDIT FACILITY

Section 2.01.          Letter of Credit Facility.

(a)           Letter of Credit.  The Issuing Lender agrees, on the terms and conditions hereinafter set forth and subject to the prior satisfaction (or waiver by the Issuing Lender) of the Closing Conditions, to issue and deliver to the Reinsurance Trustee on the Closing Date an irrevocable and non-transferable standby letter of credit hereunder, in the form of Exhibit D (the “Letter of Credit”), at the request of the Borrower as applicant therefor, for the benefit of the Reinsurance Trustee as beneficiary thereof, and for deposit in the Reinsurance Trust Account, with a face amount equal to the Initial LOC Amount.

(i)            The obligation of the Issuing Lender to (A) issue the Letter of Credit, (B) increase the LOC Amount pursuant to Section 2.01(b) and (C) extend the Facility Maturity Date pursuant to Section 2.01(c), on and subject to the terms and conditions hereof is herein called the “LOC Commitment.”

(ii)           Unless previously terminated in accordance with Section 2.02, the LOC Commitment shall terminate on the Facility Maturity Date, as it may be extended from time to time in accordance with Section 2.01(c).  The Letter of Credit shall be denominated in Dollars.

(b)           Letter of Credit Increases.  At least five (5) calendar days prior to the Scheduled LOC Amendment Dates occurring on April 1, 2011, April 1, 2012 and April 1, 2013, the Borrower shall request that the Issuing Lender amend the Letter of Credit and increase the LOC Amount by an amount equal to the applicable Scheduled LOC Increase Amount (each, a “Scheduled LOC Increase”).  Upon the Issuing Lender’s receipt of such written request and subject to the prior satisfaction (or waiver by the Issuing Lender) of the Increase Conditions, a Scheduled LOC Increase shall become effective as of the applicable Scheduled LOC Amendment Date.  In connection with any Scheduled LOC Increase, the Issuing Lender shall amend the Letter of Credit to increase the LOC Amount by the applicable Scheduled LOC Increase Amount.  For the avoidance of doubt, if the Increase Conditions have not been satisfied (or waived by the Issuing Lender) on any such Scheduled LOC Amendment Date, the LOC Amount shall not be increased above the then-current LOC Amount.

(c)           Facility Maturity Date.  The Facility Maturity Date shall be extended to a later date in accordance with the following terms and conditions:

(i)            If (A) at least thirty-five (35) calendar days prior to the First Required Additional Contribution Date, the First Required Additional Contribution has been made and the Borrower has provided notice of such contribution to the Issuing Lender in accordance with Section 6.01(dd) (the “First Extension Event”) and (B) no event that constitutes an Event of Default pursuant to Sections 8.01(l) or (m) shall have occurred and be continuing and the Borrower shall have notified the Issuing Lender in writing to that effect, then the Facility

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

Maturity Date shall be extended to April 1, 2015.  Any such extension of the Facility Maturity Date shall automatically become effective on the First Required Additional Contribution Date, unless the Reinsurance Trustee has received a Non-Extension Notice from the Issuing Lender before March 1, 2012, and shall remain effective until the Facility Maturity Date is further extended or the Letter of Credit is terminated pursuant to the terms of this Agreement.  The Issuing Lender agrees not to issue any such Non-Extension Notice if the Extension Conditions have been fully satisfied.

(ii)           If (A) the First Extension Event has occurred, (B) at least thirty-five (35) calendar days prior to the Second Required Additional Contribution Date, the Second Required Additional Contribution has been made, (C) at least thirty-five (35) calendar days prior to the Third Required Additional Contribution Date, the Third Required Additional Contribution has been made and the Borrower has provided notice of such Second Required Additional Contribution and Third Required Additional Contribution to the Issuing Lender in accordance with Section 6.01(dd) (the “Second Extension Event”) and (D) no event that constitutes an Event of Default pursuant to Sections Section 8.01(l) or (m) shall have occurred and be continuing and the Borrower shall have notified the Issuing Lender in writing to that effect, then the Facility Maturity Date shall be extended to April 1, 2018.  Any such extension of the Facility Maturity Date shall automatically become effective on the Third Required Additional Contribution Date, unless the Reinsurance Trustee has received a Non-Extension Notice from the Issuing Lender before March 1, 2014, and shall remain effective until the Letter of Credit is terminated pursuant to the terms of this Agreement.  The Issuing Lender agrees not to issue any such Non-Extension Notice if the Extension Conditions have been fully satisfied.

(d)           Optional LOC Reductions.  The Borrower shall, subject to the prior written consent of the Ceding Company and the Reinsurance Trustee, have the right at any time to reduce, upon fifteen (15) calendar days prior written notice to the Issuing Lender, the LOC Amount (an “Optional LOC Reduction”).  Upon (A) the Issuing Lender’s receipt of such notice and expiration of such fifteen (15) calendar day notice period and (B) the Borrower’s payment to the Issuing Lender of any applicable Early Termination Fee, then an Optional LOC Reduction shall immediately become effective.  In connection with any Optional LOC Reduction, the Issuing Lender shall immediately amend the Letter of Credit to reduce the LOC Amount to the corresponding amount requested by the Borrower and consented to by the Reinsurance Trustee, (the “Optional LOC Reduction Amount”) and the Borrower shall request that the Reinsurance Trustee countersign such amendment.  Any Optional LOC Reduction shall remain effective until the LOC Amount is further amended in accordance with the terms hereof or the Letter of Credit is terminated pursuant to the terms of this Agreement.

(e)           Termination of LOC Commitment.  The LOC Commitment of the Issuing Lender shall terminate upon any termination in full of the Letter of Credit in accordance with Section 2.02(a).

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(f)            Reimbursement of LOC Disbursements; Funding Costs.

(i)            If the Issuing Lender shall make any LOC Disbursements in respect of the Letter of Credit, the Borrower unconditionally agrees to reimburse the Issuing Lender for the full amount of such LOC Disbursements (each, an “LOC Reimbursement Obligation”), on the Business Day immediately following each date on which, and to the fullest extent that, funds become available in accordance with the Priority of Payments and the Payment Restrictions (each such date, an “LOC Reimbursement Date”).  The Borrower agrees to pay to the Issuing Lender all Funding Costs on the LOC Reimbursement Date.

(ii)           To the extent that any LOC Reimbursement Obligation is owing at such time as the Borrower’s Total Adjusted Capital is less than [****] percent ([****]%) of its Company Action Level Risk Based Capital, the Borrower shall use its best efforts to obtain an Approval from the Vermont Commissioner for the payment by the Borrower of such LOC Reimbursement Obligation as promptly as practicable following the applicable LOC Disbursement.  In the event any such Approval has not been obtained for such payment on or prior to the date on which such amount is first due, the Borrower shall continue to use its best efforts to obtain such Approval as promptly as practicable thereafter; provided, that the Borrower shall not be required to amend the Transaction Documents in order to obtain such Approval.

(g)           Obligations Absolute.  Notwithstanding anything herein to the contrary, the Issuing Lender’s obligation to make payment of any draw on the Letter of Credit in strict compliance with its terms will not be subject to any conditions or qualifications not expressly included and set forth in the Letter of Credit, including any action or failure to act or to make any payment by any Lender Counterparty.  Subject to the Priority of Payments and the Payment Restrictions, the LOC Reimbursement Obligation of the Borrower shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of:

(i)            any lack of validity or enforceability of the Letter of Credit or this Agreement, or any term or provision therein;

(ii)           any amendment or waiver of or any consent to departure from all or any of the provisions of the Letter of Credit or this Agreement;

(iii)          the existence of any claim, setoff, defense or other right that the Borrower or any other Person may at any time have against the Issuing Lender or any other Person, whether in connection with this Agreement or any other related or unrelated agreement or transaction;

(iv)          any draft or other document presented under the Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(v)           payment by the Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

(vi)          any other act or omission to act or delay of any kind of the Issuing Lender or any other Person to perform any obligation under the Letter of Credit, or any release of any such obligation, or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.01, constitute a legal or equitable discharge of the obligations of the Borrower hereunder.

Without limiting the rights of the Reinsurance Trustee, as directed by the Borrower, to draw upon the Letter of Credit, neither the Issuing Lender, nor any of its Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of the Letter of Credit or any payment or failure to make any payment thereunder, including any of the circumstances specified in Section 2.01(g)(i) through (vi), as well as any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to the Letter of Credit (including any Draw Certification Notice or any other document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Lender; provided, that the foregoing shall not be construed to excuse the Issuing Lender or any of its Related Parties from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Lender’s failure to exercise the agreed standard of care (as set forth below) in determining whether drafts and other documents presented under the Letter of Credit comply with the terms hereof.  The parties hereto expressly agree that the Issuing Lender shall have exercised the agreed standard of care in the absence of gross negligence or willful misconduct on the part of the Issuing Lender.

(h)           LOC Disbursement Procedures; Draw Certification Notice.  The Issuing Lender shall, promptly upon its receipt of a Draw Certification Notice, examine the Draw Certification Notice purporting to represent a demand for payment under the Letter of Credit.  The Issuing Lender shall promptly notify the Borrower by telephone or electronic mail (confirmed by overnight courier service) whether the Issuing Lender has made or will make an LOC Disbursement thereunder (without, for the avoidance of doubt, relieving the Issuing Lender of any obligation to make an LOC Disbursement); provided, that any failure to give or delay in giving such notice shall not relieve the Borrower of its LOC Reimbursement Obligations, if applicable.  Without limiting any other provisions of this Agreement, the parties agree that, with respect to any Draw Certification Notice presented in respect of the Letter of Credit, the Issuing Lender may, in its sole discretion, (i) either make payment upon such Draw Certification Notice without responsibility for further investigation, regardless of any notice or information to the contrary, or (ii) refuse to make payment upon such Draw Certification Notice if such document is not in strict compliance with the terms of the Letter of Credit.  For the avoidance of doubt, delivery of a sight draft and a Draw Certification Notice strictly adhering to the requirements of the Letter of Credit shall be the sole condition to a draw under such Letter of Credit.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(i)            Interest.  Subject to the Priority of Payments, the Borrower unconditionally agrees to pay to the Issuing Lender interest on the amount of each LOC Disbursement, for the period from and including the date of such LOC Disbursement to but excluding the date of payment in full, at the Drawn Rate.  Subject to the Priority of Payments, interest accrued in respect of any LOC Disbursement shall be payable on the relevant LOC Reimbursement Date, and thereafter on demand from time to time by the Issuing Lender and upon payment of any LOC Reimbursement Obligation.

Section 2.02.          Termination of the Letter of Credit.

(a)           Termination of the Letter of Credit.  The Letter of Credit shall terminate on the earliest to occur of (i) the election of the Borrower to terminate the Letter of Credit in accordance with Section 2.02(b), (ii) the drawing of one hundred percent (100%) of the Letter of Credit and (iii) its stated expiry date, as amended from time to time and at any time.

(b)           The Reinsurance Trustee, at the direction of the Borrower, may, subject to the prior written consent of the Ceding Company at any time, by giving at least three (3) Business Days’ prior signed written notice to the Issuing Lender, terminate the Letter of Credit.

(c)           Each notice delivered by the Borrower in accordance with this Section 2.02 shall be irrevocable.  Any termination of the Letter of Credit shall be permanent.

Section 2.03.          Fees.  The Fees described in this Section 2.03 shall be paid in accordance with, and subject to, the Priority of Payments.

(a)           LOC Structuring Fee.  The Borrower agrees to pay to the Issuing Lender, on or prior to the date hereof, a fee (the “LOC Structuring Fee”) in an amount equal to $[****].

(b)           Utilization Fee.  The Borrower agrees to pay to the Issuing Lender, from the date hereof until the earlier of the Facility Maturity Date or the full termination of the Letter of Credit, the applicable Utilization Fee with respect to the LOC Amount, as appropriately pro rated to reflect (A) the truncated period from the date hereof to June 30, 2010 or (B) any Optional LOC Reduction or termination of the Letter of Credit, as the case may be, payable quarterly in arrears within forty-five (45) calendar days after the end of each calendar quarter.

(c)           Early Termination Fee.  Upon the occurrence of an Early Termination Event prior to July 1, 2017, the Borrower agrees to pay to the Issuing Lender, any applicable Early Termination Fee along with any unpaid Utilization Fees, in respect of the portion of the Letter of Credit being terminated or reduced, accrued to the date of such Early Termination Event; provided, however, that no such Early Termination Fee shall be payable in the event that (i) the Issuing Lender requests or has requested compensation from the Borrower pursuant to Section 2.04, (ii) the Issuing Lender or any Affiliate thereof engages or has engaged in any refinancing transaction with respect to the Letter of Credit, or (iii) the Letter of Credit fails or has failed to be issued or confirmed by an Eligible Bank, unless prior to the earliest of (a) sixty (60) days after such failure, (b) any loss of credit for reinsurance by the Ceding Company or (c) any failure of the Letter of Credit to be treated as an admitted asset of the Borrower, the Issuing Lender replaces the Letter of Credit with other assets acceptable to the Ceding Company, the Borrower and their domestic regulators that are treated as admitted assets of the Borrower for all

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

relevant purposes and that provide the Ceding Company with full credit for reinsurance under the Reinsurance Agreement in its jurisdiction of domicile on terms and conditions satisfactory to the Borrower and the Ceding Company (an “Eligibility Failure”).

(d)           Regulatory Event Fee.  Upon the occurrence of a Regulatory Event or a Regulation XXX Reduction Event, the Borrower agrees to pay to the Issuing Lender, the applicable Regulatory Event Fee along with any unpaid Utilization Fees, in respect of the portion of the Letter of Credit being terminated or reduced in such Regulatory Event or Regulation XXX Reduction Event, accrued to the date of such Regulatory Event or Regulation XXX Reduction Event; provided, however, that no such Regulatory Event Fee shall be payable in the event (i) the Issuing Lender requests compensation or has requested from the Borrower pursuant to Section 2.04, (ii) the Issuing Lender or any Affiliate thereof engages or has engaged in any refinancing transaction with respect to the Letter of Credit or (iii) of an Eligibility Failure; provided, further, in connection with any Regulation XXX Reduction Event or Regulatory Event involving a permitted practice, that the Borrower shall provide the Issuing Lender with an officer’s certificate of the Ceding Company that, to the knowledge thereof, such permitted practice is available to or is being or has been utilized by one or more insurers in the applicable jurisdiction.

(e)           The Borrower agrees to pay all amounts owed in connection with the issuance and maintenance of the Letter of Credit required to be made hereunder to the Issuing Lender.

(f)            All Fees shall be paid on the dates due, in immediately available funds, to the Issuing Lender.  Fees paid shall not be refundable under any circumstances.

Section 2.04.          Yield Protection.

(a)           Increased Costs.  In the event that by reason of any change after the Closing Date in applicable law, rule or regulation of any Swiss Governmental Authority with authority over Swiss banks or any U.S. Governmental Authority with authority over non-U.S. banks with U.S. banking business (each, an “Applicable Governmental Authority”) or in the interpretation thereof by any Applicable Governmental Authority charged with the administration, application or interpretation thereof, or by reason of the adoption or enactment, as of and following the Closing Date, of any requirement, request or directive (whether or not having the force of law) of any such Applicable Governmental Authority with respect to this Agreement that shall impose, modify or deem applicable any reserve, special deposit assessment or insurance fee or similar requirement against assets of, deposits with or for the account of, or credit extended by UBS AG, Stamford Branch, in its capacity as Issuing Lender, or shall subject UBS AG, Stamford Branch, in its capacity as Issuing Lender, or its Controlling Persons to any tax, levy, impost, charge, fee, duty, deduction or withholding of any kind whatsoever (other than Excluded Taxes), with respect to the Letter of Credit, this Agreement or any other Transaction Document, or change the basis of taxation of UBS AG, Stamford Branch, in its capacity as Issuing Lender, with respect to any amounts payable under this Agreement or change the basis of taxation which affects the taxation of the total income of UBS AG, Stamford Branch in its capacity as Issuing Lender; and if any of the above-mentioned measures, events or circumstances shall result in an increase in the cost to UBS AG, Stamford Branch, in its capacity as Issuing Lender, of making, issuing, maintaining, amending or funding the Letter of Credit, or taking any

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

other action with respect to the Letter of Credit contemplated under this Agreement, or a reduction in the amount of principal or interest or Utilization Fees received or receivable by UBS AG, Stamford Branch, in its capacity as Issuing Lender, in respect thereof, the Borrower agrees to pay to UBS AG, Stamford Branch, in its capacity as Issuing Lender, an amount equal to such additional cost, reduction, other loss or damage or foregone interest or other amount; provided, however, that UBS AG, Stamford Branch, in its capacity as Issuing Lender, shall only exercise its rights under this Section 2.04(a) if it exercises such rights under all other similar transactions to which it is a party.

(b)           Capital Requirements.  In the event that UBS AG, Stamford Branch, in its capacity as Issuing Lender, shall have determined, after the Closing Date, a change in, or any introduction or adoption of, any applicable law, rule or regulation of an Applicable Governmental Authority regarding capital adequacy, capital maintenance, solvency, reserves, weighting, foreign claims of deposits or other similar matters (hereafter “Capital Adequacy”) or any change in the interpretation or administration thereof by any Applicable Governmental Authority, charged with the interpretation or administration thereof, or any request or directive regarding Capital Adequacy (whether or not having the force of law) of any Applicable Governmental Authority, has or would have the effect of reducing the rate of return on capital of UBS AG, Stamford Branch, in its capacity as Issuing Lender, or its Controlling Persons as a consequence of the obligations of UBS AG, Stamford Branch, in its capacity as Issuing Lender, under or with respect to this Agreement or the Letter of Credit to a level below that which UBS AG, Stamford Branch, in its capacity as Issuing Lender, or its Controlling Persons could have achieved but for such introduction, adoption, change, request or directive (taking into consideration the policies of UBS AG, Stamford Branch, in its capacity as Issuing Lender, or its Controlling Persons with respect to Capital Adequacy) (in any case other than with respect to such a change or proposed change regarding Taxes, the consequences of which are addressed in Section 2.04(a), the Borrower agrees to pay to UBS AG, Stamford Branch, in its capacity as Issuing Lender, such additional amount or amounts as will compensate UBS AG, Stamford Branch, in its capacity as Issuing Lender, or its Controlling Persons for such reduction; provided, however, that UBS AG, Stamford Branch, in its capacity as Issuing Lender, shall only exercise its rights under Section 2.04(b) if it exercises such rights under all other similar transactions to which it is a party.

(c)           Requests for Compensation.  UBS AG, Stamford Branch, in its capacity as Issuing Lender, will promptly notify the Borrower of any event of which it has actual knowledge entitling UBS AG, Stamford Branch, in its capacity as Issuing Lender, to compensation and the amount of such compensation as set forth in this Section 2.04 and the Borrower shall compensate UBS AG, Stamford Branch, in its capacity as Issuing Lender, within thirty (30) calendar days of such demand being made by UBS AG, Stamford Branch in its capacity as Issuing Lender; provided, that the Borrower shall be responsible for compliance herewith and the payment of increased costs or other amounts under this Section 2.04 only to the extent that any change in law, rule, regulation, interpretation or administration giving rise thereto occurs after the Closing Date.  UBS AG, Stamford Branch, in its capacity as Issuing Lender, shall furnish to the Borrower a certificate setting forth the basis, amount and calculation of each request by such party for compensation under this Section 2.04.  Failure or delay on the part of UBS AG, Stamford Branch, in its capacity as Issuing Lender, to demand compensation pursuant to this Section 2.04 shall not constitute a waiver of the right of UBS AG, Stamford Branch, in its

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

capacity as Issuing Lender, to demand such compensation; provided, that the Borrower shall not be required to compensate UBS AG, Stamford Branch, in its capacity as Issuing Lender, pursuant to this Section 2.04 for any increased costs incurred or reductions suffered or other loss, damage, forgone interest or amount suffered more than two hundred and seventy (270) calendar days prior to the date that UBS AG, Stamford Branch, in its capacity as Issuing Lender, notifies the Borrower of the change in law, rule, regulation, interpretation or administration giving rise to such increased costs or reductions or other loss, damage, forgone interest or amount suffered and of the intention of UBS AG, Stamford Branch, in its capacity as Issuing Lender, to claim compensation thereof (except that, if the change in law rule, regulation, interpretation or administration giving rise to such increased costs or reductions is retroactive, then the two hundred and seventy (270) calendar day period referred to above shall be extended to include the period of retroactive effect thereof).

(d)           UBS AG, Stamford Branch, in its capacity as Issuing Lender, shall use reasonable efforts (consistent with its internal policy applied on a non-discriminatory basis and legal and regulatory restrictions) to designate a different existing office for purposes of this Agreement or to take other appropriate actions if such designations or actions, as the case may be, will avoid the need for or relieve, the amount of, any increased costs of, any amounts payable or otherwise payable under this Section 2.04 and will not, in the reasonable opinion of UBS AG, Stamford Branch, in its capacity as Issuing Lender, be otherwise disadvantageous to UBS AG, Stamford Branch, in its capacity as Issuing Lender.  Reasonable costs and expenses of such mitigation shall be at the expense of Borrower; provided, that UBS AG, Stamford Branch, in its capacity as Issuing Lender, shall not incur any such costs and expenses without the prior written approval of the Borrower; provided, further, that, in the absence of such approval, the UBS AG, Stamford Branch, in its capacity as Issuing Lender, will have no obligations under this Section 2.04(d).

(e)           If, in connection with an Other Letter of Credit Transaction, UBS AG, Stamford Branch, in its capacity as Issuing Lender, agrees to increased cost or capital requirements provisions (the “Enhanced Yield Protection Provisions”) that are more favorable to the Borrower in such Other Letter of Credit Transaction than the provisions set forth in Sections 2.04(a) or (b), UBS AG, Stamford Branch, in its capacity as Issuing Lender, will promptly notify the Borrower in writing of such Enhanced Yield Protection Provisions (including a copy of such provisions in such notice) and, at the Borrower’s request, will use its commercially reasonable efforts to amend this Agreement to include such Enhanced Yield Protection Provisions.

Section 2.05.          Taxes.

(a)           Any and all payments by the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes; provided, that if the Borrower shall be required to deduct any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.05) UBS AG, Stamford Branch, in its capacity as Issuing Lender, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(b)           In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)           The Borrower shall indemnify UBS AG, Stamford Branch, in its capacity as Issuing Lender, within twenty (20) calendar days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by UBS AG, Stamford Branch, in its capacity as Issuing Lender, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.05) and any penalties, interest, additions to tax and reasonable expenses arising therefrom or with respect thereto whether or not correctly or legally imposed; provided, that the Borrower shall not be obligated to make a payment pursuant to this Section 2.05 in respect of penalties, interest and additions to Tax attributable to any Indemnified Taxes or Other Taxes, if (i) such penalties, interest and additions to Tax are attributable to the failure of UBS AG, Stamford Branch, in its capacity as Issuing Lender, to pay amounts paid to UBS AG, Stamford Branch, in its capacity as Issuing Lender, by the Borrower (for Indemnified Taxes or Other Taxes) to the relevant Governmental Authority within thirty (30) calendar days after receipt of such payment from the Borrower or (ii) such penalties, interest and additions to Tax are attributable to the gross negligence or willful misconduct of UBS AG, Stamford Branch, in its capacity as Issuing Lender.  Within ten (10) Business Days after UBS AG, Stamford Branch, in its capacity as Issuing Lender, learns of the imposition of Indemnified Taxes or Other Taxes, UBS AG, Stamford Branch, in its capacity as Issuing Lender, shall give notice to the Borrower of the payment or obligation to pay by UBS AG, Stamford Branch, in its capacity as Issuing Lender, of such Indemnified Taxes or Other Taxes, and of the assertion by any Governmental Authority that such Indemnified Taxes or Other Taxes are due and payable, but the failure to give such notice shall not affect the Borrower’s obligations hereunder to reimburse UBS AG, Stamford Branch, in its capacity as Issuing Lender, for such Indemnified Taxes or Other Taxes, except that the Borrower shall not be liable for penalties, interest and other liabilities accrued or incurred after such ten (10) Business Day period until such time as it receives the notice contemplated above, after which time it shall be liable for penalties, interest and other liabilities accrued or incurred prior to or during such ten (10) Business Day period and accrued or incurred after such receipt.  A certificate as to the amount of such payment or liability delivered to the Borrower by UBS AG, Stamford Branch, in its capacity as Issuing Lender, shall be conclusive absent manifest error.  If so directed by the Borrower, the Issuing Lender shall cooperate in any contest of Indemnified Taxes (or Other Taxes) and any penalties and interest arising with respect thereto in accordance with the reasonable discretion of the Borrower and, at the Borrower’s expense, if (i) the Borrower furnishes to such party an opinion of reputable tax counsel, which counsel shall be acceptable to such party, to the effect that such Indemnified Taxes or Other Taxes and liabilities were wrongfully or illegally imposed and (ii) such party determines in its good faith judgment that it would not be disadvantaged or prejudiced in any manner as a result of such cooperation; provided, that the Borrower shall indemnify the Issuing Lender for such Indemnified Taxes (or Other Taxes) in accordance with this Section 2.05(c) without regard to the pendency of any such contest.  This Section 2.05(c) shall not be construed to require UBS AG, Stamford Branch, in its capacity as Issuing Lender, to disclose to the Borrower its Tax return information or other information it reasonably considers proprietary or confidential.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(d)           As soon as reasonably practicable after any payment of Indemnified Taxes by the Borrower to a Governmental Authority, and in any event within thirty (30) days of such payment being made, the Borrower shall deliver to UBS AG, Stamford Branch, in its capacity as Issuing Lender, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to UBS AG, Stamford Branch, in its capacity as Issuing Lender.

(e)           UBS AG, Stamford Branch, in its capacity as Issuing Lender, shall provide the Borrower with two (2) accurate, complete and signed originals of U.S. Internal Revenue Service Form W-8ECI, W-8BEN, W8-IMY or any applicable successor forms, along with necessary supporting documentation, certifications and attachments, if any, indicating that UBS AG, Stamford Branch, in its capacity as Issuing Lender, is, on the date of delivery thereof, entitled to receive payments of interest hereunder free from withholding of United States Federal tax.  To the extent permitted or required by applicable law, from time to time thereafter, UBS AG, Stamford Branch, in its capacity as Issuing Lender, shall deliver renewals or additional copies of such forms (or successor forms) on or before the date that such forms expire or become obsolete or upon the written request of the Borrower; additionally, UBS AG, Stamford Branch, in its capacity as Issuing Lender, agrees to deliver to the Borrower additional copies of such forms (or successor forms) after the occurrence of any event (including a change in its applicable lending office) requiring a change in its most recent forms delivered to the Borrower.  If UBS AG Stamford Branch, in its capacity as Issuing Lender, is a “U.S. branch” of a non-U.S. person and delivers an Internal Revenue Service Form W-8IMY for purposes of this subsection, the Issuing Lender must certify in that form that it is a “U.S. branch” and that the payments the Issuing Lender receives for the account of others are not effectively connected with the conduct of the Issuing Lender’s trade or business in the United States and that it is using such form as evidence of its agreement with the Borrower to be treated as a U.S. person with respect to such payments (and the Borrower and the Issuing Lender agree to so treat the Issuing Lender as a U.S. person with respect to such payments), with the intended effect that the Borrower can make payments to the Issuing Lender without deduction or withholding of any Taxes imposed by the United States.

(f)            If UBS AG, Stamford Branch, in its capacity as Issuing Lender, determines, in its good faith judgment, that it has actually received or realized any refund of Tax or any reduction of its Tax liabilities or otherwise recovered any amount that is attributable to any deduction or withholding or payment of Indemnified Taxes or Other Taxes with respect to which the Borrower has paid any additional amount pursuant to this Section 2.05, UBS AG, Stamford Branch, in its capacity as Issuing Lender, shall reimburse the Borrower within sixty (60) calendar days in an amount equal to the net benefit, after Tax, and net of all reasonable out-of-pocket expenses incurred by UBS AG, Stamford Branch, in its capacity as Issuing Lender, in connection with such refund, reduction or recovery; provided, that nothing in this Section 2.05(f) shall require UBS AG, Stamford Branch, in its capacity as Issuing Lender, to make available its Tax returns (or any other information relating to its Taxes which it deems to be confidential).

(g)           UBS AG, Stamford Branch may withhold any Taxes required to be deducted and withheld from any payment hereunder with respect to which the Borrower is not required to pay additional amounts under this Section 2.05.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(h)                                 The agreements of the Borrowers in this Section 2.05 shall survive the payment of all amounts payable hereunder and the termination of this Agreement in accordance with its terms.

Section 2.06.                             Payments.

(a)                                  Payments Generally.

(i)                                     Unless otherwise specified herein, the Borrower shall be obligated to make each payment required to be made by it hereunder prior to 3:00 p.m., New York time, on the date when due and in immediately available funds, without set off or counterclaim.  Any amounts received after such time on any date may, in the discretion of the Issuing Lender, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon and for determining whether an Event of Default has occurred.  All such payments shall be made by wire transfer to the Issuing Lender to the accounts specified in Section 9.01 or to the accounts otherwise specified by the Issuing Lender in a written notice to the Borrower at least five (5) Business Days prior to payment.  The Issuing Lender shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.  If any payment hereunder shall be due on a calendar day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

(ii)                                  If at any time insufficient funds are received by and available to the Issuing Lender to pay fully all amounts of principal, unreimbursed LOC Disbursements, interest and fees then due hereunder, such funds shall be applied in accordance with the Priority of Payments and, solely with respect to the unreimbursed LOC Reimbursement Obligations, the Payment Restrictions.

(iii)                               Except as otherwise provided herein, all interest payable hereunder shall be computed on the basis of (i) if based on the Federal Funds Effective Rate, a year of three hundred sixty (360) days and the actual number of days elapsed, (ii) if based on the Prime Rate, a year of 365/366 days and the actual number of days elapsed and (iii) if based on LIBOR, a year of three hundred sixty (360) calendar days and the actual number of calendar days elapsed.

(b)                                 Late Payments.  All amounts due and payable to the Issuing Lender in connection with this Agreement but not paid as of the due date therefor (without regard to grace periods) (other than LOC Reimbursement Obligations not paid when due, which shall accrue interest at the Drawn Rate) shall accrue interest at a rate equal to LIBOR plus [****] basis points per annum, computed from and including the date payment was due to (but not including) the date of payment in full.

Section 2.07.                             Evidence of Indebtedness.  The Issuing Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

Borrower to the Issuing Lender resulting from the Issuing Lender’s interest in the Letter of Credit, including the amounts of principal and interest payable and paid to the Issuing Lender from time to time hereunder in respect of unreimbursed LOC Reimbursement Obligations.  The Issuing Lender shall maintain an account in which it shall record (i) the amount of each LOC Disbursement made hereunder, (ii) the amount of any LOC Reimbursement Obligations and interest payable from the Borrower to the Issuing Lender hereunder and (iii) the amount of any sum received by the Issuing Lender.  The entries made in the accounts maintained pursuant to this Section 2.07 shall be prima facie evidence of the existence and amounts of the obligations recorded therein absent manifest error; provided, that the failure of the Issuing Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to pay such amounts in accordance with the terms of this Agreement.

ARTICLE III

REGULATORY ACCOUNT; SURPLUS ACCOUNT; REINSURANCE TRUST ACCOUNT; PRIORITY OF PAYMENTS

Section 3.01.                             Regulatory Account and Administrative Account.

(a)                                  The Borrower shall cause to be established and maintained as provided in Section 3.01(b) a segregated account (the “Regulatory Account”) in its own name, which shall at all times hold Cash or Cash Equivalents with a Market Value at least equal to $250,000.  Except as required by applicable law, no amounts held in the Regulatory Account shall be (i) commingled with the assets of the Surplus Account or (ii) withdrawn prior to the Facility Maturity Date for any reason.

(b)                                 On or prior to the date hereof, the Regulatory Account shall be funded with Cash having an aggregate Market Value equal to $250,000. No additional contributions shall be made to the Regulatory Account other than in accordance with the Priority of Payments.

(c)                                  Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, the Borrower shall be permitted to establish, maintain and utilize a deposit account (the “Administrative Account”) with Regions Bank, N.A., and its successor and assigns or, with the consent of the Issuing Lender, such consent not to be unreasonably withheld, an Eligible Bank designated by Protective, solely for purposes of making payments to, and receiving payments from, its Affiliates in connection with the PLC Service Agreements, Administrative Services Agreement and Investment Management Agreement; provided, that the ending daily account balance of the Administrative Account shall not, at the close of any three consecutive Business Days, exceed $1,000, and the Borrower shall promptly deposit any funds received from its Affiliates in the Administrative Account into the Surplus Account.

Section 3.02.                             Surplus Account of the Borrower.

(a)                                  The Borrower shall cause to be established and maintained as provided in Section 3.02(b) a segregated account (the “Surplus Account”).  No amounts held in the Surplus Account shall be commingled with the general assets of the Borrower or the assets held in the Regulatory Account.  All funds and assets received by the Borrower pursuant to any Transaction

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

Document or otherwise (including any distributions related to the grantor interest in the Reinsurance Trust Account) shall be deposited into and held in the Surplus Account subject to disbursement in accordance with the Priority of Payments and, solely with respect to LOC Reimbursement Obligations, the Payment Restrictions.  All funds held in the Surplus Account (including any products and proceeds of any such funds), including any investments or reinvestments of such proceeds, shall be retained in the Surplus Account subject to disbursement in accordance with the Priority of Payments and, solely with respect to LOC Reimbursement Obligations, the Payment Restrictions and invested and applied in accordance with the Investment Guidelines.  The Borrower hereby agrees that any assets credited to or deposited in the Surplus Account may only be withdrawn or applied as provided in this Agreement.

(b)                                 The parties agree that, for purposes of the UCC, New York law shall be the law of the jurisdiction of The Bank of New York Mellon in its capacity as Securities Intermediary, with respect to the Surplus Account, and that The Bank of New York Mellon has agreed in the Securities Account Control Agreement, in its capacity as Securities Intermediary, to treat all assets credited to the Surplus Account as “financial assets” within the meaning of Section 8-102(a)(9) of the UCC; provided, to the extent that the Surplus Account is not considered a Securities Account, such account shall be deemed to be a “Deposit Account” (as defined in Section 9-102(a)(29) of the UCC), and a security interest is hereby granted by the Borrower to the Issuing Lender and perfected under the UCC in the Surplus Account as a Deposit Account, which The Bank of New York Mellon shall maintain acting not as Securities Intermediary but as a “bank” (within the meaning of Section 9-102(a)(8) of the UCC).

(c)                                  All deposits into the Surplus Account shall be made in accordance with the procedures set forth in Section 3.03.  On or prior to the date hereof, the Surplus Account shall initially be funded with Cash or securities having an aggregate Market Value equal to $[****], after giving effect to the payment of the LOC Structuring Fee, the expenses set forth in Section 6.01(n)(i) and any rating agency fees, legal fees of the Borrower’s Vermont counsel and other formation costs of the Borrower incurred in connection with the Transactions as of the date hereof.  Thereafter, all amounts received by the Borrower shall immediately be deposited into the Surplus Account.

(d)                                 All withdrawals and releases of capital from the Surplus Account shall be made in accordance with the Priority of Payments and, solely with respect to LOC Reimbursement Obligations, the Payment Restrictions.

Section 3.03.                             Reinsurance Trust Account.  The Reinsurance Trust Account shall be established by the Borrower, as grantor, subject to and in accordance with the terms of the Reinsurance Trust Agreement.

Section 3.04.                             Procedures for Depositing Cash and Crediting Securities to Surplus Account.  The Borrower may, on any Business Day, transfer, deliver or deposit or cause to be transferred, delivered or deposited, as the case may be, Cash or securities to the Surplus Account.

Section 3.05.                             Priority of Payments.  Except as otherwise provided for in Section 9.14, the Borrower shall apply all funds held in the Surplus Account on any Business Day

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(except in the case of item Thirteenth), without duplication, in the following order of priority (the “Priority of Payments”):

(a)                                  First, for the payment of any Taxes or provisions for Taxes and other governmental charges due and payable by the Borrower as of such date;

(b)                                 Second, to the extent the Market Value of the assets held in the Regulatory Account is less than $250,000, for the payment of Cash or Cash Equivalents in an amount equal to the excess of $250,000 over such Market Value;

(c)                                  Third, to the extent amounts drawn under any Letter of Credit are not necessary for the payment of amounts payable under the Reinsurance Agreement, for the payment of that portion of the Borrower’s obligations due and payable by the Borrower as of such date consisting of (i) unpaid interest at the Drawn Rate on all LOC Reimbursement Obligations with respect to such amounts drawn, and (ii) after all such unpaid interest has been paid in full, unpaid principal of all LOC Reimbursement Obligations with respect to such amounts drawn;

(d)                                 Fourth, for the payment of any amounts due and payable by the Borrower to the Ceding Company under, and subject to the terms of, the Reinsurance Agreement as of such date (including any deposits to the Reinsurance Trust Account required in accordance with the terms of the Reinsurance Agreement);

(e)                                  Fifth, for the payment of any Third Party Expenses incurred directly by the Borrower that are due and payable on such date;

(f)                                    Sixth, for the payment of Utilization Fees that are due and payable by the Borrower to the Issuing Lender as of such date;

(g)                                 Seventh, to the extent not otherwise contemplated in item Third above, for the payment of that portion of the Borrower’s obligations that are due and payable as of such date under this Agreement consisting of unpaid principal of the LOC Reimbursement Obligations and interest at the Drawn Rate on all LOC Reimbursement Obligations; provided, that payment of such LOC Reimbursement Obligations shall only be made to the extent that (i) the Borrower’s Total Adjusted Capital will equal or exceed [****] percent ([****]%) of the Borrower’s Company Action Level Risk Based Capital after giving effect to such payment, or (ii) an Approval has been received in respect of all or a portion of such payment if the Borrower’s Total Adjusted Capital will not equal or exceed [****] percent ([****]%) of the Borrower’s Company Action Level Risk Based Capital after giving effect to such payment (the “Payment Restrictions”);

(h)                                 Eighth, to the extent not otherwise contemplated in items Third, Sixth or Seventh, for payments due to the Issuing Lender from the Borrower upon the occurrence of an Event of Default, including, without limitation, the posting of collateral or acceleration of any outstanding amounts under the Letter of Credit, which payments shall be made to and held in the Cash Collateral Account, other than, for the avoidance of doubt, any LOC Reimbursement Obligations;

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(i)                                     Ninth, for the payment of any amounts due and payable by the Borrower as of such date under the Tax Sharing Agreement or the Special Tax Allocation Agreement;

(j)                                     Tenth, to the extent not otherwise contemplated in items Third, Sixth, Seventh and Eighth above, for the payment of Fees, indemnities, expenses and other amounts payable to the Issuing Lender by the Borrower that are due and payable as of such date, other than, for the avoidance of doubt, any LOC Reimbursement Obligations;

(k)                                  Eleventh, subject to an Approval, on any interest payment date specified in any Surplus Note of the Borrower, for the payment of any interest due and payable by the Borrower in respect of any such Surplus Note as of such date to the extent that, immediately following payment thereof, the Dividend Test shall be satisfied; provided, however, that no payment of interest may be made under this item Eleventh so long as (y) a Default or Event of Default has occurred and is continuing, or (z) any amounts due and payable by the Borrower to the Issuing Lender shall remain due and unpaid;

(l)                                     Twelfth, subject to an Approval, on any interest payment date specified in any Surplus Note of the Borrower, for the payment of any principal, premium and any other amount due and payable by the Borrower in respect of any such Surplus Note as of such date to the extent that, immediately following payment thereof, the Dividend Test shall be satisfied; provided, however, that no payment of principal may be made under this item Twelfth so long as (x) a Default or Event of Default has occurred and is continuing, (y) any amounts due and payable by the Borrower to the Issuing Lender shall remain due and unpaid for more than five (5) Business Days after notice from the Issuing Lender or (z) the Letter of Credit shall remain outstanding; and

(m)                               Thirteenth, for the payment of any dividends declared on or subsequent to December 1, 2015, subject to and in accordance with the Dividend Formula; provided, however, that no dividends will be payable under this item Thirteenth if on the date of declaration thereof (w) a Default or Event of Default has occurred and is continuing, (x) any amounts due and payable by the Borrower to the Issuing Lender shall remain due and unpaid, (y) any Dividend Catch-Up Contribution shall remain unpaid or (z) any amounts due and payable in excess of $[****] by PLC to the Borrower pursuant to any Transaction Document to which PLC is a party shall remain due and unpaid and such failure to pay shall have continued for thirty (30) calendar days; provided, further, that any dividend declared on or subsequent to December 1, 2015 in accordance with this Agreement that satisfied the requirements of this item Thirteenth on its date of declaration if it had been paid on such date, shall be payable by the Borrower on any future date, notwithstanding the provisions of this item Thirteenth or any other provisions to the contrary herein.

If any amounts are due and payable under items First through Tenth of the Priority of Payments (other than and excluding amounts due and payable under item Eighth of the Priority of Payments), and insufficient funds are existing in the Surplus Account at such time, then funds held in the Cash Collateral Account (if any) shall be transferred to the Surplus Account to make such payments.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.01.                             Borrower Representations and Warranties.  The Borrower represents and warrants to the Issuing Lender, as of the date hereof, as follows:

(a)                                  Organization; Powers.  The Borrower is duly formed in accordance with its Constituent Documents, validly existing and in good standing under the laws of the State of Vermont, is duly licensed or authorized under the laws of the State of Vermont and has the corporate power and authority to carry on its business as contemplated in the Transaction Documents.

(b)                                 Authorization; Enforceability.  The Transaction Documents to which the Borrower is a party are within the corporate powers of the Borrower and have been duly authorized by all necessary corporate and, if required, stockholder action on the part of the Borrower.  Each of the Transaction Documents to which the Borrower is a party has been duly executed and delivered by the Borrower and, assuming the due execution and delivery of such Transaction Documents by the other parties thereto, constitutes, or will constitute, legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally, the rights of creditors of insurance companies and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)                                  Approvals; No Conflicts.  Except as would not reasonably be expected to result in a Material Adverse Effect, the Transaction Documents to which the Borrower is a party (i) are in full force and effect and do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except such as have been obtained or made, (ii) do not violate any applicable law or regulation or the Constituent Documents of the Borrower, or any order of any Governmental Authority applicable to the Borrower or the Reinsured Policies, (iii) do not violate or result in a default or other conflict under any material agreement or other instrument binding upon the Borrower or any of its assets, or give rise to a right thereunder to require any payment to be made by the Borrower and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower except for Permitted Liens or as expressly permitted under the terms of such Transaction Documents.

(d)                                 Compliance with Laws and Agreements.  The Borrower is in compliance in all material respects with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its properties, the Transaction Documents and, except as would not result in a Material Adverse Effect, all other agreements and other instruments binding upon it or its property.

(e)                                  Taxes.  The Borrower has timely filed or caused to be filed all material Tax returns and reports required to have been filed and has paid or caused to be paid all material Taxes required to have been paid by it.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(f)                                    Accuracy of Information.  The annual audited financial statement for the year ending December 31, 2008 and the unaudited quarterly financial statement for the calendar quarter ending September 30, 2009 of the Ceding Company provided to the Issuing Lender by the Borrower were prepared in all material respects in accordance with SAP and, to the extent consistent therewith, fairly present in all material respects the financial condition and result of operations of the Ceding Company as of the respective dates thereof and for the respective periods presented therein, as applicable.  The factual information (not including any projections, estimates, modeling or other non-factual information) contained in the actuarial report dated December 3, 2009 prepared by the Independent Actuary with respect to the Reinsured Policies that the Borrower has furnished or caused to be furnished to the Issuing Lender in connection with its analysis and negotiation of the Transactions or the Transaction Documents, in each case as modified or supplemented by other information so furnished by the Borrower, is true and correct in all material respects as of the date of such report.  To the best of the Borrower’s knowledge, the financial and actuarial projections and modeling contained therein or otherwise furnished to the Issuing Lender by or on behalf of the Borrower and listed on Schedule 6 were prepared in good faith based upon assumptions believed to be reasonable in the circumstances as of their respective dates or when prepared (it being understood that such projections and modeling are subject to significant uncertainties and contingencies, many of which are beyond the Ceding Company’s or the Borrower’s control, and that no assurances can be given that the projections or modeling will be realized).  To the best of the Borrower’s knowledge, no report, certificate or information of a type not otherwise described in this Section 4.01(f) and furnished in writing by or on behalf of the Ceding Company to the Issuing Lender in connection with its analysis and negotiation of this Agreement on or prior to the date hereof, when delivered or as of its respective date, in each case as modified or supplemented by other information furnished by or on behalf of the Ceding Company, contained any material misstatement of fact or omitted to state a material fact.

(g)                                 Representations and Warranties in Other Transaction Documents.  Each of the representations and warranties made by the Borrower in the Transaction Documents to which it is a party, are true, complete and correct in all material respects as of the date given, subject to any qualifications and limitations contained therein; provided, that, in each case, such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof.

(h)                                 Good Title to Collateral; Absence of Liens.  The Borrower is the owner of any Collateral pledged hereunder free and clear of all Liens other than Permitted Liens.

(i)                                     Litigation Matters.  There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened in writing against the Borrower or against the Ceding Company and affecting the Reinsured Policies (i) that seek to challenge the validity or enforceability of the Transaction Documents or the Transactions or (ii) that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(j)                                     No Material Adverse Effect.  There has been no Material Adverse Effect since December 31, 2008.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(k)                                  Investment Company.  The Borrower is not required to register as an “investment company” or a company controlled by an “investment company” as defined in the Investment Company Act of 1940.

(l)                                     Anti-Terrorism Laws.

(i)                                     Each of the Borrower and, to the Borrower’s knowledge, each of the Borrower’s Affiliates and each of their respective officers or directors, is in compliance in all material respects with any Anti-Terrorism Law.

(ii)                                  None of the Borrower and, to the Borrower’s knowledge, none of the Borrower’s Affiliates and none of their respective officers or directors who is acting or benefiting in any capacity in connection with the Letter of Credit, is an Embargoed Person.

(m)                               Debt Obligations.  The Borrower does not have any outstanding Indebtedness in excess of $50,000, except as permitted under or contemplated by the Transaction Documents.

(n)                                 Disclosure.  The Borrower has disclosed in writing to the Issuing Lender all agreements and instruments to which it is subject, the breach or noncompliance with which could, individually or in the aggregate, be expected to result in a Material Adverse Effect.

(o)                                 Subsidiaries.  The Borrower has no Subsidiaries.

(p)                                 Capitalization.  The Borrower has received on or prior to the Closing Date, a capital contribution or contributions with an aggregate Market Value of not less than $[****] in the form of paid-in capital, $[****] of which shall be deposited into the Surplus Account, $[****] of which shall be deposited into the Reinsurance Trust Account and $250,000 of which shall be deposited into the Regulatory Account.

(q)                                 Solvency.  The Borrower is and shall be Solvent both before and immediately after giving effect to the Transactions taking place on the Closing Date.

(r)                                    Statutory Filings.  The Borrower has made all required filings under applicable insurance and reinsurance laws in each jurisdiction where such filings are required, except where the failure to so file would not reasonably be expected to have a Material Adverse Effect.

(s)                                  Borrower Securities.  All capital stock or other equity interests issued by the Borrower (other than any Surplus Notes issued subject to and in accordance with Section 6.01(bb)) are owned by PLICO or any wholly-owned Affiliate of the ultimate Controlling party of the Borrower that is a regulated insurance company.

(t)                                    Non-Consolidation.  From the date of formation of the Borrower to the Closing Date, the Borrower has complied in all material respects with the non-consolidation covenants set forth in Section 6.01(l).

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

ARTICLE V

CONDITIONS

Section 5.01.                             Closing Conditions.  The obligation of the Issuing Lender to issue the Letter of Credit on the Closing Date is subject to the satisfaction or waiver in accordance with Section 9.02 of the following conditions precedent on or prior to the Closing Date (the “Closing Conditions”):

(a)                                  Approvals.  All material governmental and regulatory necessary in connection with the consummation of the Transactions shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any Governmental Authority that would reasonably be expected to have a Material Adverse Effect.

(b)                                 Transaction Documents.  The Borrower and the Ceding Company shall have executed (if applicable) and delivered the Transaction Documents, copies of which shall have been delivered to the Issuing Lender, and all conditions to the effectiveness of the Transaction Documents (other than this Agreement) shall have been satisfied.

(c)                                  Representations and Warranties.  The representations, warranties and covenants of the Borrower and the Ceding Company set forth herein are true, correct and complete in all material respects, as of the date hereof, unless such representations or warranties are specifically made as of any earlier date, in which case they shall only be made as of such earlier date; provided, that, in each case, such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof.

(d)                                 Payment of Fees.  The Borrower shall have paid any Fees due and owing to the Issuing Lender as of the Closing Date, including but not limited to the LOC Structuring Fee.

(e)                                  Financial Strength Rating.  The Borrower shall have a Counterparty Risk Rating of at least “A” by S&P (or an equivalent rating by Moody’s or Fitch).  The Ceding Company shall have an Insurer Financial Strength Rating of at least “A” by S&P (or an equivalent rating by Moody’s or Fitch).

(f)                                    Closing Documents and Certificates.  The Issuing Lender shall have received certificates signed by Responsible Officers of the Borrower certifying that the Closing Conditions (other than those set forth in Sections 5.01(e), (g) and (h) or those that may have been waived in writing by the Issuing Lender) have been fully satisfied as of the Closing Date.

(g)                                 Legal Opinions and Memorandum.  The Issuing Lender or its counsel shall have received the following favorable written opinions and memorandum (addressed to the Issuing Lender and dated as of the Closing Date):

(i)                                     Opinion of Vermont counsel for the Borrower with respect to general corporate matters under Vermont law;

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(ii)                                  Opinion of counsel for the Borrower with respect to general corporate matters under Delaware law;

(iii)                               Opinion of outside counsel for the Borrower with respect to general corporate matters and the enforceability of the Transaction Documents under U.S. federal, New York and Nebraska law;

(iv)                              Opinion of counsel for the Borrower with respect to the creation and perfection under applicable law of the security interests in the Collateral granted under Section 7.02(a)(ii);

(v)                                 Memorandum of counsel for the Borrower with respect to draws on assets under the Reinsurance Agreement and the Reinsurance Trust Account in the context of delinquency proceedings; and

(vi)                              Opinion of counsel for the Borrower with respect to the enforceability, including in delinquency proceedings, of the off-set and recoupment provision in the Reinsurance Agreement under Nebraska law.

(h)                                 Letter of Credit Request.  The Issuing Lender shall have received a correct and complete request for the issuance of the Letter of Credit.

(i)                                     No Default.  No event that constitutes a Default or an Event of Default hereunder shall have occurred and be continuing.

(j)                                     Initial Capitalization.  The Borrower shall have received one or more capital contributions in an aggregate amount of not less than $[****], (i) $[****] of which shall be deposited into the Surplus Account, (ii) $[****] of which shall be deposited into the Reinsurance Trust Account and (iii) $250,000 of which shall be deposited into the Regulatory Account.

(k)                                  Third Party Excess Reinsurance.  The Ceding Company shall have entered into reinsurance agreements relating to the Reinsured Policies set forth on Exhibit B to the Reinsurance Agreement and such agreements shall be in full force and effect.

Section 5.02.                             Conditions to Increase the LOC Amount.  The obligation of the Issuing Lender to increase the LOC Amount on any Scheduled LOC Amendment Date pursuant to Section 2.01(b), is subject to the satisfaction (or waiver by the Issuing Lender) of the following conditions precedent on the applicable Scheduled LOC Amendment Date (the “Increase Conditions”):

(a)                                  Contributions.  The First Required Additional Contribution shall have been paid by or on behalf of PLC to the Borrower at least thirty-five (35) calendar days prior to the First Required Additional Contribution Date, the Second Required Additional Contribution shall have been paid by or on behalf of PLC to the Borrower at least thirty-five (35) calendar days prior to the Second Required Additional Contribution Date and the Third Required Additional Contribution shall have been paid by or on behalf of PLC to the Borrower at least thirty-five (35) calendar days prior to the Third Required Additional Contribution Date.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(b)                                 No Default.  No event that constitutes a Default or an Event of Default hereunder shall have occurred and be continuing.

(c)                                  Accuracy of Representations and Warranties.  The representations and warranties of (i) the Borrower made pursuant to Sections 4.01(a) (Organization; Powers), 4.01(b) (Authorization; Enforceability), 4.01(c) (Approvals; No Conflicts), 4.01(f) (Accuracy of Information) (but solely with respect to the first sentence of such subsection), 4.01(h) (Good Title to Collateral; Absence of Liens), 4.01(i) (Litigation Matters) (but only with respect to clause (i) thereof), 4.01(k) (Investment Company), 4.01(l) (Anti-Terrorism Laws), 4.01(r) (Statutory Filings) and 4.01(s) (Borrower Securities), shall, in each case, be true and correct in all material respects before giving effect to any increase of the LOC Amount as though made on the applicable Scheduled LOC Amendment Date unless any such representations or warranties are specifically made as of any earlier date, in which case they shall only be made as of such earlier date.

(d)                                 Officer’s Certificates.  On the Scheduled LOC Amendment Date, the receipt by the Issuing Lender of an officer’s certificate of the Borrower, dated as of such date stating that the Increase Conditions (other than those that have been waived in writing by the Issuing Lender) have been fully satisfied as of such date.

Section 5.03.                             Conditions to Extension of the Letter of Credit.  The obligation of the Issuing Lender to extend the Facility Maturity Date pursuant to Section 2.01(c), is subject to the satisfaction (or waiver by the Issuing Lender) of the following conditions precedent (the “Extension Conditions”):

(a)                                  No Event of Default.  No event that constitutes an Event of Default pursuant to Sections 8.01(l) or (m) shall have occurred and be continuing.

(b)                                 First Extension Event.  The First Extension Event shall have occurred.

(c)                                  Second Extension Event.  Solely with respect to an extension of the Facility Maturity Date pursuant to Section 2.01(c)(ii), the Second Extension Event shall have occurred.

ARTICLE VI

BORROWER COVENANTS

Section 6.01.                             Borrower Covenants.  The Borrower hereby agrees, so long as the LOC Commitment remains in effect, the Letter of Credit remains outstanding or any amount is owing to the Issuing Lender, as follows:

(a)                                  Corporate Existence.  The Borrower shall preserve and maintain its corporate existence and rights (both organizational and statutory) and maintain full corporate right, power, authority and governmental licenses, approvals and certificates, to perform its obligations hereunder and to own and operate its assets and to carry on its business except for such rights, powers, authority, licenses, approvals and certificates, the loss of which would not reasonably be expected to have a Material Adverse Effect.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(b)                                 Compliance with Laws.  Except as could not reasonably be expected to have a Material Adverse Effect, the Borrower will comply with all applicable laws, rules, regulations, and orders of any Governmental Authority applicable to it, its business or its property.

(c)                                  Notices of Material Events.  The Borrower shall furnish to the Issuing Lender written notice of the following events within the time frames specified below:

(i)                                     the occurrence of any material breach under any Transaction Document to which it is a party within five (5) Business Days after the Borrower has knowledge of any such occurrence;

(ii)                                  any material correspondence from, including all orders of, or to any Governmental Authority relating to this Agreement or the Transactions within twenty (20) Business Days after the actual receipt by the Borrower thereof, except to the extent prohibited by the terms of such correspondence or order;

(iii)                               the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against the Borrower or against the Ceding Company affecting the Reinsured Policies that would be reasonably expected to result in a Material Adverse Effect with respect to the Borrower, within ten (10) Business Days after the Borrower has knowledge of any such filing or commencement; and

(iv)                              the occurrence of any Material Adverse Effect with respect to the Borrower or the Reinsured Policies within five (5) Business Days after the Borrower has knowledge of any such occurrence.

Each notice delivered under this Section 6.01(c) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth, in reasonable detail, the event or development requiring such notice and any action taken or proposed to be taken with respect thereto; provided, however, that, to the extent prohibited by applicable laws, rules or regulations of any Governmental Authority, applicable privilege policies or as would jeopardize attorney-client or other applicable privilege, details regarding such breach, correspondence, actions, suits, proceedings, events or developments need not be furnished to the Issuing Lender by the Borrower.

(d)                                 Financial Reports and Other Information.  The Borrower will, to the extent permitted by applicable law, furnish to the Issuing Lender the various reporting documents listed in Schedule 1 attached hereto (the “Borrower Reporting Documents”).  All financial statements delivered pursuant to this Section 6.01(d) shall be complete and correct copies thereof in all material respects and, if prepared by the Borrower, shall be prepared in all material respects in accordance with SAP.

(e)                                  Books and Records; Inspection Rights.  The Borrower shall keep proper books of records and accounts in which entries are made of dealings and transactions in relation to its business and activities.  Such entries shall be true, correct and complete in all material respects.  Subject to restrictions or limitations arising under applicable law and regulations, the

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

Borrower shall permit one or more employees of the Issuing Lender and its representatives and advisors upon reasonable prior notice during the Borrower’s normal business hours and as does not unreasonably disrupt the business of the Borrower or its Affiliates to (i) inspect the books and records of the Borrower, (ii) discuss the affairs, finances and accounts of the Borrower with officers of the Borrower and (iii) discuss the affairs, finances and accounts of the Borrower with the Borrower’s independent accountants; provided, that the Issuing Lender shall not exercise such right more than once per calendar year unless an Event of Default shall have occurred and be continuing; provided, further, that the Borrower shall bear the expense of (a) one (1) such audit per calendar year by the Issuing Lender and (b) in the event an Event of Default shall have occurred and be continuing, all such audits conducted by the Issuing Lender; provided, further, that the foregoing shall not require the Borrower to disclose any information that it is prohibited from disclosing under applicable contractual confidentiality obligations to third parties, privacy or other applicable law, regulations or orders or that is subject to attorney-client privilege or attorney work product privilege; provided, further, that the Issuing Lender shall keep this and all such information provided under this Agreement confidential pursuant to Section 9.13.

(f)                                    Indebtedness.  The Borrower shall not create, incur, assume, guarantee, acquire, or, contingently or otherwise, enter into or become responsible for payment of any Indebtedness or other obligations incurred or entered into in excess of $50,000 other than (i) pursuant to, as expressly permitted under, contemplated by or in connection with this Agreement, (ii) Indebtedness or other obligations incurred as permitted under or contemplated by the Transaction Documents or (iii) Surplus Notes.

(g)                                 Conduct of Business.  The Borrower shall not engage in any business (including but not limited to any transactions with Affiliates) other than the business contemplated by the Transaction Documents and its organizational documents or in connection with the financing of its obligations under the Reinsurance Agreement through the issuance of Surplus Notes.

(h)                                 No Amendment, Modification or Waiver; Impairment of Rights.  The Borrower shall obtain the prior written consent of the Issuing Lender (such consent not to be unreasonably withheld or delayed):

(i)                                     for any amendment to a Transaction Document (including any such amendment described in Section 6.01(h)(ii)); provided, that the prior written consent of the Issuing Lender shall not be required for (x) any commutation, recapture or termination of the Reinsurance Agreement in accordance with its terms if the provisions thereof relating to such commutation, recapture or termination are complied with in all material respects and (y) any amendment to the definition of “RP Interest Rate” or “RP Discount Rate” in the Reinsurance Agreement that is required or requested by the domestic regulator of the Ceding Company so that such definition refers only to assets of the Borrower deposited in the Reinsurance Trust Account;

(ii)                                  for any amendment, on or subsequent to the date of any Regulatory Event that results in a decrease in excess of [****] percent ([****]%) in the Statutory Reserves in excess of Economic Reserves for the Reinsured Policies, to

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

the Reinsurance Agreement to appropriately modify the definition of “XXX Reserves” therein and to cause to be ceded to, and/or reinsured with, the Borrower, additional level premium term life business with an actuarial profile substantially similar to, or more favorable to the Borrower than, the Reinsured Policies (the “Additional Business”), and to make such other amendments, supplements and modifications to the Transaction Documents, and to make such filings with, and to obtain such approvals of, the Nebraska Director and any other jurisdiction in which the Ceding Company files its statutory financial statements, and to take such other actions as may be reasonably necessary in connection with the foregoing; provided, that (A) the aggregate amount of surplus held by the Borrower to support the Reinsured Policies and the Additional Business shall be proportionate to the amount of surplus held by the Borrower (assuming the satisfaction of all contributions contemplated in Section 2.01(c)) to support the Reinsured Policies prior to such amendment and (B) the aggregate amount of Statutory Reserves in excess of Economic Reserves ceded to, and reinsured by, the Borrower shall not increase as a result of such amendment;

(iii)                               subject to Section 6.01(h)(vii), before entering into any additional contracts or binding agreements other than the Transaction Documents or any required replacement thereof that would create material financial or other obligations of the Borrower other than Surplus Notes;

(iv)                              for any actions taken pursuant to any Transaction Document other than actions that are (x) ministerial or routine in nature, (y) in the ordinary course of business or (z) expressly provided for thereunder;

(v)                                 prior to using its commercially reasonable efforts to provide statutory reserve credit for the reinsurance ceded under the Reinsurance Agreement in all U.S. jurisdictions, other than the Ceding Company’s state of domicile, in which the Ceding Company is required to file its statutory statements pursuant to applicable statutory accounting principles and credit for reinsurance statutes and regulations of such jurisdictions, other than making or submitting any commercially reasonable applications for accreditation or approval, filing, notice, or submission to jurisdiction or service of process as a reinsurer with any Governmental Authority; provided, that it shall not be unreasonable for the Issuing Lender to withhold its consent if any such efforts of the Borrower would reasonably be expected to have an adverse impact on the economic, risk, or return expectations of the Issuing Lender or any of its Affiliates in any material respect.  For the avoidance of doubt, nothing in this Section 6.01(h)(v) shall require the Issuing Lender to agree to any amendment hereof or of the Letter of Credit;

(vi)                              before any material term or condition in any Transaction Document is waived by the Borrower; and

(vii)                           for any other actions of the Borrower not contemplated or permitted by Sections 6.01(h)(i) through (vi), other than actions that are contemplated by or consistent with the Transaction Documents or the

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

Transactions, are ministerial or routine, are required by applicable law, regulation, rule, order or any Governmental Authority or as would not adversely affect the rights, remedies and position of the Issuing Lender with respect to the Transactions.

(i)                                     Compliance with and Enforcement of Transaction Documents.  The Borrower shall comply in all material respects with the terms and conditions of, and perform its obligations and exercise and fully enforce in all material respects its rights and remedies available under, each Transaction Document to which it is a party; provided, that if the Borrower fails to use reasonable best efforts to so enforce its rights in all material respects within seven (7) Business Days of notice from the Issuing Lender or upon the occurrence and continuation of an Event of Default, the Issuing Lender, may enforce, in the name of the Borrower, the rights of the Borrower under the Transaction Documents (other than this Agreement) pursuant and to the extent permitted by the collateral assignment of rights set forth in Section 9.09.

(j)                                     Dividends.  Except with respect to any Special Dividend, the Borrower shall not declare or pay any dividends (i) other than in accordance with the terms of the Dividend Payment Formula, (ii) during the period beginning on the Closing Date and ending December 31, 2014, (iii) if any Default or Event of Default shall have occurred and be continuing and (iv) if any amounts in excess of $[****] due and payable by PLC to the Borrower pursuant to any Transaction Document to which PLC is a party shall remain due and unpaid for a period of thirty (30) calendar days.

(k)                                  Non-Petition.  To the extent permitted by applicable law, the Borrower shall not dissolve or liquidate, in whole or in part, or institute insolvency proceedings against itself, or file a petition seeking or consenting to reorganization or relief under any applicable law relating to bankruptcy or insolvency, on or prior to the date that is one (1) year and one (1) calendar day (or, if longer, the preference period then in effect) after payment in full of all amounts payable in respect of its obligations to the Issuing Lender.

(l)                                     Non-Consolidation.

(i)                                     The Borrower shall not have employees.  The Borrower may enter into service agreements with an Affiliate, such that the employees of such entity act on behalf of the Borrower; provided, however, that such employees shall at all times hold themselves out to third parties as representatives of the Borrower while performing duties under such service agreements.

(ii)                                  Any Affiliates shall act as agents of the Borrower solely through express agencies; provided, however, that such Affiliate fully discloses to any third party the agency relationship with the Borrower; provided, further, that such Affiliate receives fair compensation or compensation consistent with regulatory requirements, as appropriate, from the Borrower for the services provided.  The Borrower shall not act as an agent for any Affiliate.

(iii)                               The Borrower shall not nor shall it allow any Person to acquire any, merge into or consolidate with any Person or entity or, to the fullest extent

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

permitted by law, dissolve, terminate or liquidate in whole or in part, transfer, lease or otherwise dispose of any of its assets other than in accordance with the Transaction Documents, or change its legal structure, fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its incorporation or to the fullest extent permitted by law, seek dissolution or winding up in whole, or in part.

(iv)                              The Borrower shall allocate all overhead expenses (other than expenses allocable to the Borrower’s use of office space made available by an Affiliate) for items shared between the Borrower and such Affiliate, on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use.

(v)                                 The Borrower shall ensure that all actions of the Borrower are duly authorized by its authorized officers, as appropriate.

(vi)                              The Borrower shall maintain its bank accounts, books and records separately from those of its Affiliates, and use the name “Golden Gate III Vermont Captive Insurance Company” in all correspondence, and use separate invoices and checks.

(vii)                           The Borrower shall maintain its own records, books, resolutions and agreements, and such books and records shall be adequate and sufficient to identify all of its assets.

(viii)                        The Borrower shall prepare financial statements for itself that are separate from the financial statements and accounting records of its Affiliates; provided, that the Borrower may permit such financial statements to be part of the consolidated financial statements of another entity which acknowledges that the Borrower is a separate entity.

(ix)                                The Borrower shall not commingle funds or other assets of the Borrower with those of its Affiliates or any other Person and shall not maintain bank accounts or other depository accounts to which any of its Affiliates are an account party, into which any of its Affiliates makes deposits or from which any of its Affiliates have the authority to make withdrawals, except that any Affiliate of the Borrower may deposit funds and assets owed to the Borrower pursuant to the PLC Service Agreements, Administrative Services Agreement and Investment Management Agreement into, and any Affiliate of the Borrower may withdraw funds and assets owed to such Affiliate pursuant to the PLC Service Agreements, Administrative Services Agreement and Investment Management Agreement from, the Administrative Account.

(x)                                   The Borrower shall hold its assets in its own name.

(xi)                                The Borrower shall maintain its assets in such a manner that it is not, or will not be, costly or difficult to segregate, identify or ascertain its assets from those of any other Person.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(xii)                             The Borrower shall not permit any of its Affiliates to pay any of the Borrower’s operating expenses, unless such operating expenses are paid by such Affiliate pursuant to a Transaction Document or an agreement between such Affiliate and the Borrower providing for the allocation of such expenses.

(xiii)                          The Borrower shall at all times act solely in its own name and through its duly authorized officers or agents in order for the Borrower to maintain an arm’s-length relationship its Affiliates.  The Borrower shall not enter into any contract with an Affiliate except on terms that are fair and equitable.

(xiv)                         The Borrower shall conduct its business solely in its own name so as to not mislead third parties as to the identity of the Borrower with which such third parties are conducting business, and shall use all reasonable efforts to avoid the appearance that it is conducting business on behalf any Affiliate or that the assets of the Borrower are directly available to pay the creditors of any Affiliate.

(xv)                            The Borrower shall not consent to any of its Affiliates granting consensual material Liens on the Borrower’s property or assets.  The Borrower shall maintain its assets in such a manner that it is not costly or difficult to segregate, identify or ascertain such assets.

(xvi)                         Subject to the Transaction Expense Support Agreement and the PLC Guarantee, the Borrower shall pay its own liabilities and expenses out of its own funds drawn on its own bank account.

(xvii)                      The Borrower shall not assume, guarantee, become obligated for, pay, hold itself out to be responsible for or pledge its assets in support of, the Indebtedness or obligations of any Affiliate or controlling persons or any other Person and, except as permitted or required pursuant to the Transaction Documents and the transactions contemplated therein, shall not create, incur, assume, guarantee, acquire, or, contingently or otherwise, enter into or become responsible for payment of any Indebtedness or guarantees or consent to any of its Affiliates assuming, granting, becoming obligated for, paying or holding itself out to be responsible for the Indebtedness or obligations of the Borrower.

(xviii)                   The Borrower shall not acquire obligations or securities of any Affiliates.  The Borrower shall not hold out its credit to any person as available to satisfy the obligation of any other Person or entity.  The Borrower shall not pledge its assets for the benefit of any other entity or make any loans or advances to any Person or entity except as provided in the Transaction Documents.

(xix)                           The Borrower shall observe strictly all organizational and procedural formalities required by this Agreement, its articles of incorporation and its by-laws, and by applicable law.

(xx)                              The Borrower shall not hold itself out as or be considered as a department or division of (A) any shareholder, partner, principal, member or Affiliate of the Borrower, (B) any Affiliate of a shareholder, partner, principal,

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

member or Affiliate of the Borrower or (C) any other Person or allow any Person to identify the Borrower as a department or division of that Person.

(xxi)                           The Borrower shall not conceal assets from any creditor, or enter into any transaction with the intent to hinder, delay or defraud creditors of the Borrower or the creditors of any other Person.

(xxii)                        As of the date hereof, the Borrower shall have adequate capital.

(xxiii)                     The Borrower shall have at least one Independent Director who is not on the board of directors of its sole shareholder of common stock and shall cause its board of directors to observe all other corporate formalities.

(xxiv)                    The Borrower shall use all reasonable efforts to cause its agents, service providers and other representatives to act at all times without contravention of the foregoing covenants.

(m)                               Taxes.  The Borrower shall file any material Tax return that is required to be filed by it in any jurisdiction or pay any material Tax, assessment, charge or fee due and payable with respect to its properties and assets, other than those being contested in good faith in which case it shall take all reasonable steps to defend any action brought by a taxing authority with respect to such Tax, assessment, charge or fee.

(n)                                 Expenses.  The Borrower shall reimburse the Issuing Lender for all reasonable out-of-pocket expenses and other reasonable costs (including any legal fees and actuarial fees) incurred in connection with (i) the negotiation and preparation of the Transaction Documents on or prior to the date hereof, but not to exceed $[****] in aggregate, (ii) in connection with the negotiation and preparation of any amendment to this Agreement, but not to exceed $[****] in aggregate per amendment, in the case of (i) or (ii), without the consent of the Borrower, such consent not to be unreasonably withheld or delayed, and (iii) any Event of Default.

(o)                                 No Future Issuances of Securities.  The Borrower shall not issue or sell any bonds, notes, debentures, or other debt securities of the Borrower, or any other securities of the Borrower, and shall not enter into any subscriptions, options, warrants, conversion or other rights, agreements, commitments, arrangements or understandings of any kind, contingently or otherwise, for the sale of any such securities or any securities convertible into or exchangeable for any such securities, except with respect to, in each case, Surplus Notes.

(p)                                 Maintenance of  Accounts.  The Borrower shall at all times maintain (or in the case of the Reinsurance Trust Account, cause to be maintained) (i) the Regulatory Account in accordance with Section 3.01,(ii) the Surplus Account in accordance with Section 3.02 and (iii) the Reinsurance Trust Account in accordance with the Reinsurance Trust Agreement.

(q)                                 Investments in Regulatory Account.  The Borrower shall not make or permit to be made any investments of assets held in the Regulatory Account other than in Cash and Cash Equivalents.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(r)                                    Investments in Surplus Account and Reinsurance Trust Account.  The Borrower shall not make or permit to be made any investments of assets (other than the Letter of Credit) held in the Surplus Account and Reinsurance Trust Account other than in accordance in all material respects with the Investment Guidelines and in compliance in all material respects with applicable law, including ensuring that the Investment Guidelines comply in all material respects with applicable insurance laws and regulations.

(s)                                  No New Business.  With respect to the Reinsured Policies, no new insurance or reinsurance treaties shall be reinsured by the Borrower after the Closing Date, other than as expressly permitted under the Reinsurance Agreement or Section 6.01(h)(ii).

(t)                                    Security Interest.  The Borrower shall not grant a security interest in any of the Collateral and shall not otherwise create, incur, assume or permit any liens, mortgages, security interests, pledges, charges, or encumbrances of any kind on any of its property or assets owned on the date hereof or thereafter acquired, or any interest therein or the proceeds thereof, in each case other than Permitted Liens or as expressly permitted in this Agreement or any other Transaction Document.  Subject to the Priority of Payments and its obligations under this Agreement and the other Transaction Documents, the Borrower shall not take any action, or fail to take any action, with respect to the Collateral other than the Transaction Documents or any rights thereunder, if such action or failure to take action would reasonably be expected to interfere with the enforcement of any rights hereunder material to the Issuing Lender.

(u)                                 Change of Control.  The Borrower shall at all times remain an Affiliate of the Ceding Company and a direct Subsidiary of PLICO; provided, that nothing herein or in any of the Transaction Documents shall prevent the Ceding Company or any other Affiliate of the Borrower from consolidating with or merging into any other Affiliate of PLC (other than the Borrower) or require any consent, waiver or approval of or by the Issuing Lender therefor.  The Borrower shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Borrower shall not permit any Person to consolidate with or merge into the Borrower or convey, transfer or lease its properties and assets substantially as an entirety to the Borrower.

(v)                                 Subsidiaries.  The Borrower shall not have any Subsidiaries.

(w)                               Transaction Documents.  The Borrower shall deliver to the Issuing Lender copies of any executed (or, if execution is inapplicable, otherwise finalized) Transaction Documents.

(x)                                   Regulations T, U and X.  No proceeds of the Letter of Credit will be used in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

(y)                                 Changes in Accounting Practices.  Except for permitted practices provided for in the Licensing Order, the Borrower shall not seek approval from the Vermont Commissioner in any respect of, and shall not implement, any permitted practice under SAP as permitted by the State of Vermont without the prior written consent of the Issuing Lender, such consent not to be unreasonably withheld.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(z)                                   Ratings.  In the event that S&P ceases to issue a Counterparty Risk Rating for the Borrower for any reason other than at the request of the Borrower, the Borrower shall seek a substitute rating from Moody’s or Fitch.  The Borrower shall obtain the written consent of the Issuing Lender prior to requesting that S&P cease to issue a Counterparty Risk Rating for the Borrower unless a substitute rating from Moody’s or Fitch has already been obtained.

(aa)                            Independent Director.  The Borrower shall not replace or appoint any director that is to serve as an Independent Director unless (i) the Borrower provides the Issuing Lender with ten (10) Business Days prior written notice of such replacement or appointment, (ii) a Responsible Officer of the Borrower certifies that the designated Person satisfied the criteria set forth in the definition of “Independent Director” herein and (iii) the Issuing Lender acknowledges, in writing, that in its reasonable judgment the designated Person satisfies the criteria set forth in the definition of “Independent Director” herein or fails to respond to a request for such acknowledgement within ten (10) Business Days of such request.

(bb)                          Surplus Notes.  During the term of this Agreement, the Borrower may from time to time issue surplus notes (“Surplus Notes”); provided, that any such Surplus Notes of the Borrower (i) shall be subordinate at all times in right of payment of principal, interest or premium and any other amounts with respect thereto to all fees, expenses, LOC Reimbursement Obligations and other amounts due in connection with this Agreement and the Letter of Credit as provided in and pursuant to the terms of the Priority of Payments, (ii) shall bear interest at a rate not to exceed the then-applicable 5-year benchmark Treasury Rate plus [****] bps, (iii) shall not have a maturity date earlier than one year and one day following the later of (A) the Facility Maturity Date and (B) the date on which no obligations due hereunder are outstanding, (iv) shall be issued in a form reasonably acceptable to the Issuing Lender and (v) shall only be issued at times when the difference between the Statutory Reserves and the Economic Reserves is greater than the LOC Amount.  Payments of principal, interest or premium in respect of any Surplus Notes of the Borrower shall only be made in accordance with, and subject to the restrictions set forth in, the Priority of Payments.

(cc)                            Termination of Letter of Credit.  The Borrower shall, upon a termination of the Letter of Credit pursuant to Section 2.02, within thirty (30) calendar days of the effective date of such termination, (i) deliver written notice of such termination to the Issuing Lender and (ii) return the Letter of Credit to the Issuing Lender for cancellation in full.

(dd)                          Contribution Notices.  The Borrower shall promptly provide a written notice to the Issuing Lender upon any (i) receipt of the First Required Additional Contribution and (ii) receipt of the Second Required Additional Contribution and the Third Required Additional Contribution, and any such notice shall include the dates on which such contributions were received by the Borrower.

ARTICLE VII

COLLATERAL AND SECURITY

Section 7.01.                             Obligations Secured Hereby.  This Article VII is made to secure and provide for payment of all amounts due by the Borrower to the Issuing Lender under this

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

Agreement (such obligations and liabilities being in this Agreement called the “Secured Obligations”).

Section 7.02.                             Collateral.

(a)                                  The Borrower, as security for the prompt payment and performance of the Secured Obligations when due, hereby assigns, conveys, transfers, delivers and sets over to the Issuing Lender, and grants to the Issuing Lender a Lien on and a security interest in all assets of the Borrower other than its books and records and its right, title and interest (now existing or hereafter acquired or arising) in, to and under the Regulatory Account and the Administrative Account, including the Borrower’s right, title and interest (now existing or hereafter acquired or arising) in, to and under the following (collectively, the “Collateral”):

(i)                                     the Borrower’s interest, if any, in the Reinsurance Trust Account; provided, that such Lien and security interest is subject in all cases and in every respect to the rights of the Reinsurance Trustee in such interest;

(ii)                                  the Surplus Account, and all Cash, securities, Instruments and other property held in the Surplus Account from time to time, and all certificates and Instruments, if any, from time to time representing the Surplus Account or any property therein. Notwithstanding the status of the Surplus Account and financial assets as Collateral, the Surplus Account and such assets shall remain available to make payments in the priority and to the recipients identified pursuant tothe Priority of Payments. In addition,  the Issuing Lender agrees not to issue any Notice of Exclusive Control (as defined in the Securities Account Control Agreement) unless an Event of Default has occurred and is continuing. The Issuing Lender hereby authorizes any disposition of property from the Surplus Account free of any security interest if, and only to the extent that, such disposition is made, and the proceeds are applied, in accordance with the Priority of Payments;

(iii)                               all rights, if any, of the Borrower in (A) all Cash, securities, Instruments and other property held or deemed to be held in any express or constructive trust established pursuant to the terms of the Reinsurance Agreement from time to time, and (B) all certificates and Instruments, if any, from time to time representing any such express or constructive trust or any property therein; provided, that such Lien and security interest is subject in all cases and in every respect to the rights of the Ceding Company in such rights;

(iv)                              any and all of the following, whether now existing or hereafter arising and wheresoever the same may be located: all rights of the Borrower under the Transaction Documents, accounts (other than the Regulatory Account and the Reinsurance Trust Account), chattel paper, deposit accounts, documents, equipment, general intangibles, goods, instruments, inventory, investment property, letters of credit, letter-of-credit rights, payment intangibles, securities accounts and supporting obligations;

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(v)                                 all other property or rights delivered or assigned by the Borrower or on its behalf to the Issuing Lender from time to time under this Agreement or otherwise, to secure or guarantee payment of the Secured Obligations; and

(vi)                              to the extent not covered above, all products and proceeds of, and all dividends, collections, earnings, accruals, and other payments with respect to, any or all of the foregoing.

Section 7.03.                             Perfection of Security Interest in Collateral.

(a)                                  Entitlement Holder.  The Borrower agrees that it is the sole Entitlement Holder with respect to each Securities Account established hereunder, and the Issuing Lender will have control (as defined in Section 9-104 of the UCC) over any deposit account established hereunder.

(b)                                 Further Assurances.  The Borrower hereby authorizes the Issuing Lender to file all appropriate UCC filings, including financing or continuation statements, in any jurisdiction and with any filing offices as the Issuing Lender may determine, in its reasonable discretion, are necessary to perfect or otherwise perfect the security interest granted to the Issuing Lender herein.  The Borrower shall promptly prepare, file or record, such additional notices, financing statements or other documents as the Issuing Lender may reasonably request as necessary for the perfection of the security interests granted to the Issuing Lender hereunder, such instruments to be in form and substance reasonably satisfactory to the Issuing Lender.

Section 7.04.                             Continuing Security Interest, Termination.

(a)                                  This Agreement shall create a continuing security interest in the Collateral in favor of the Issuing Lender and shall remain in full force and effect in accordance with its terms until all of the Secured Obligations are paid or satisfied in full.

(b)                                 The security interest created by this Agreement shall not be considered satisfied by payment or satisfaction of any part of the Secured Obligations to the Issuing Lender hereby secured but shall be a continuing security interest and shall not be discharged, prejudiced or affected in any way by time being given to the Borrower or by any other indulgence or concession to the Borrower granted by the Issuing Lender, by the taking, holding, varying, non-enforcement or release by the Issuing Lender of any other security for all or any of the Secured Obligations, by any other thing done or omitted to be done by the Issuing Lender or any other Person or by any other dealing or thing including any variation of or amendment to any part of the Collateral and any circumstances whatsoever that but for this provision might operate to discharge any of the Secured Obligations or to exonerate or discharge the Borrower from its obligations hereunder or otherwise affect the security interest hereby created.

Section 7.05.                             Protection of Collateral.

(a)                                  The Borrower shall take any action necessary to:

(i)                                     maintain or preserve any and all Liens created by this Agreement on the Collateral (and the priorities thereof);

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(ii)                                  perfect or protect the validity of the pledge of Collateral and the Liens created by this Agreement;

(iii)                               enforce, if commercially reasonable, any rights with respect to the Collateral; and

(iv)                              preserve and defend, if commercially reasonable, title to the Collateral and the rights of the Issuing Lender in such Collateral against the claims of all Persons.

Section 7.06.                             Performance of Obligations.

(a)                                  The Borrower may contract with other Persons to assist it in performing its duties under this Agreement, and any performance of such duties by a Person identified to the Issuing Lender in an officer’s certificate of the Borrower shall be deemed to be action taken by the Borrower.

(b)                                 The Borrower shall perform and observe all its obligations and agreements contained in this Agreement, including, filing or causing to be filed all documents required to be filed by the terms of this Agreement in accordance with, and within the time periods provided for, in this Agreement and therein.

Section 7.07.                             Power of Attorney.  The Borrower hereby irrevocably appoints the Issuing Lender and any receiver, officer or agent thereof, with full power of substitution, as its true and lawful attorney-in fact with full power and authority, in each case, to the maximum extent permitted by law, in the name of the Borrower or the name of such attorney-in-fact, from time to time in the Issuing Lender’s reasonable discretion for the purpose of taking such action and executing such agreements, financing statements, continuation statements, instruments and other documents, in the name of the Borrower, as provided in this Agreement and as the Issuing Lender may reasonably deem necessary to perfect, promote and protect and enforce the security interest of the Issuing Lender in the Collateral.  Notwithstanding the foregoing or anything else in this Agreement to the contrary, the Issuing Lender has no responsibility for the validity, perfection, priority or enforceability of any Lien or security interest and shall have no obligation to take any action to procure or maintain such validity, perfection, priority or enforceability.  This power of attorney shall be irrevocable as one coupled with an interest prior to the payment in full of all the obligations secured hereby until all amounts due and payable hereunder have been finally and fully repaid and the Letter of Credit is terminated.

Section 7.08.                             No Pledge of Collateral to Others.  The Borrower shall not (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien on the Collateral except for (a) Liens the validity of which are being contested in good faith by appropriate proceedings, (b) Liens for Taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens otherwise incurred in connection with borrowings permitted hereunder and made in the ordinary course of business in accordance with the Borrower’s stated investment objectives, policies and restrictions, (d) Liens in favor of the Issuing Lender and (e) other Permitted Liens or (ii) sign or file under the UCC of any

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

jurisdiction any financing statement which names the Borrower as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, except in each case any such Instrument solely securing the rights and preserving the Lien of the Issuing Lender.

Section 7.09.                             No Change in Borrower Name, Structure or Office.  The Borrower will not change its name or jurisdictions of organization unless it has taken such action in advance of such change or removal, if any, or change its mailing addresses unless it has taken such action within fifteen (15) calendar days of such change, in each case as is necessary to cause the security interests of the Issuing Lender in the Collateral to continue to be perfected without interruption.

Section 7.10.                             Release of Collateral.  Upon the payment in full of all Secured Obligations or upon the other circumstances specified in this Agreement, all of the Collateral shall be released from the Liens created hereby, the security interest created hereby and all rights of the Issuing Lender in such Collateral shall cease, and any remaining amounts or assets held in the Cash Collateral Account or Surplus Account shall be transferred to, or for the account of, the Borrower, and all rights to the Collateral shall revert to the Borrower or any other Person entitled thereto.  At such time, the Issuing Lender will authorize the filing of appropriate termination statements and other instruments and documents reasonably requested by the Borrower to terminate such security interests.

Section 7.11.                             Notice of Exclusive Control.  The Issuing Lender shall not deliver a Notice of Exclusive Control (as defined in the Securities Account Control Agreement) under the Securities Account Control Agreement unless an Event of Default shall have occurred and be continuing.

ARTICLE VIII

EVENTS OF DEFAULT

Section 8.01.                             Events of Default.  If any of the following events (“Events of Default”) shall occur:

(a)                                  the Borrower shall fail to make any payment of an LOC Reimbursement Obligation (including any applicable interest thereon), immediately following the date on which, and to the fullest extent that, funds become available in accordance with the Priority of Payments and the Payment Restrictions, to the Issuing Lender under this Agreement or any other Transaction Document to which it is a party and such failure to make payment shall continue for two (2) Business Days; provided, that such failure shall not constitute an Event of Default (A) in the case of any unpaid LOC Reimbursement Obligations, such payment would cause the Borrower’s Total Adjusted Capital following such payment to be less than [****] percent ([****]%) of its Company Action Level Risk Based Capital and no Approval has been given by the Vermont Commissioner in respect of such payment, or (B) if and to the extent the Borrower fails to pay any such amounts when due at a time when the Market Value of the assets (if any) in the Surplus Account equals zero;

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(b)                                 the Borrower shall fail to pay when due any amount payable to the Issuing Lender under this Agreement, or if in excess of $[****], any other Transaction Documents to which it is a party (including the posting of collateral and any applicable interest payments) other than any LOC Reimbursement Obligation or any interest thereon, (i) with respect to the payment of any Fees that are due and payable, immediately following the date on which, and to the fullest extent that, funds become available in accordance with the Priority of Payments and, with respect to the payment of any Fees which are due and payable, such failure to make payment shall continue for two (2) Business Days after the date due or, (ii) with respect to any payment subject to this Section 8.01(b) other than the payment of any Fees which are due and payable, immediately following the date on which, and to the fullest extent that, funds become available in accordance with the Priority of Payments, and such failure to make payment shall continue for five (5) Business Days after written notice from the Issuing Lender; provided, that in the case of both (i) and (ii), such failure shall not constitute an Event of Default if and to the extent the Borrower fails to pay any such amounts when due at a time when the Market Value of the assets (if any) in the Surplus Account equals zero; provided, further, that in the case of (i), such failure shall not constitute an Event of Default if the failure to pay is a result of the illegality, unlawfulness or conflict with any applicable insurance law, rule or regulation of the Borrower paying any Fee (or portion thereof) hereunder and the amount the Borrower has failed to pay has been paid or satisfied by PLC under the PLC Guarantee when required thereunder;

(c)                                  any representation or warranty made or deemed to be made by the Borrower or the Ceding Company in any Transaction Document to which it is a party shall prove to have been incorrect or untrue in any material respect when made or deemed to be made, as the case may be;

(d)                                 a final non-appealable judgment or judgments for the payment of money in excess of, in the aggregate, $[****] in the case of the Borrower or $[****] in the case of the Ceding Company, to the extent not paid or covered by insurance, is rendered by one or more Governmental Authorities against the Borrower or the Ceding Company, as applicable, and that the same is not discharged, vacated, bonded or stayed within ninety (90) calendar days;

(e)                                  except as otherwise set forth in Sections 8.01(a) or (b), the Borrower shall fail to observe or perform, in any material respect, its obligations pursuant to Article VI, and such failure shall continue for thirty (30) calendar days after written notice from the Issuing Lender; provided, however, that such thirty (30) calendar day grace period will not apply, to the extent notice of such breach is required to be given under any section of Article VI, in the event that the Borrower has provided the Issuing Lender notice of such breach more than sixty (60) calendar days following the first day on which the Borrower has knowledge of such breach;

(f)                                    the Ceding Company shall fail to observe or perform its obligations in any material respect pursuant to Sections 2(d) (Draw Certification Notice), 2(e) (Impermissible Draw) and 2(f) (Compliance) of the Ceding Company Letter Agreement, and such failure shall continue for thirty (30) calendar days after written notice from the Issuing Lender;

(g)                                 (i) any Transaction Document becomes illegal or it becomes unlawful for the Borrower or the Ceding Company to perform their respective obligations under this Agreement or any other Transaction Document in any material respect or (ii) the performance of

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

the Borrower’s obligations under this Agreement or any other Transaction Document conflicts with any applicable insurance law, rule or regulation in any material respect, and, in each case, such obligations are not paid or satisfied by PLC under the PLC Guarantee when required thereunder;

(h)                                 any transaction occurs, whether a merger, sale, asset sale or otherwise, as a result of which the Borrower fails to be an Affiliate of the Ceding Company or a direct Subsidiary of PLICO;

(i)                                     the Borrower or the Ceding Company shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of any proceeding or petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or the Ceding Company or for a substantial part of any of their respective assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of authorizing or effecting any of the foregoing;

(j)                                     an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or the Ceding Company, or their respective debts, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or the Ceding Company, and, in any such case, such proceeding or petition shall continue undismissed for thirty (30) calendar days;

(k)                                  The Issuing Lender’s lien on any material portion of the Collateral shall cease to be, subject to the Permitted Liens, a valid first priority perfected security interest;

(l)                                     PLC shall fail to pay (i) any amount in excess of $[****] payable to or explicitly required to be made on behalf of the Borrower under the Tax Sharing Agreement or the Special Tax Allocation Agreement within thirty (30) calendar days from the date on which such payment was due and payable; or

(m)                               the Tax Sharing Agreement or the Special Tax Allocation Agreement shall be amended, there shall be a termination of the Special Tax Allocation Agreement, or there shall be a termination of the rights of the Borrower with respect to PLC and the obligations of PLC with respect to the Borrower under the Tax Sharing Agreement, in each case without the prior written consent of the Issuing Lender (such consent not to be unreasonably withheld) and such amendment or termination adversely affects, in any material respect, the rights, remedies or obligations of the Borrower under such agreement;

(n)                                 PLC shall fail to pay any amount in excess of $[****] payable to the Borrower under the PLC Guarantee within three (3) Business Days from the date on which such payment was due;

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

then, upon the occurrence and during the continuance of any Event of Default (except in the case of item (iii) below which shall only apply with respect to an Event of Default described in either Section 8.01(a) or (b)), subject to any applicable grace period, the Issuing Lender may declare that (i) all LOC Reimbursement Obligations and other amounts outstanding shall, at the option of the Issuing Lender, accelerate and become immediately due and payable by the Borrower from the available funds of the Borrower subject to the Priority of Payments and, solely with respect to LOC Reimbursement Obligations, the Payment Restrictions; (ii) the Borrower will be required to post cash collateral in an amount equal to the undrawn face amount of the Letter of Credit, such collateral to be paid as and when available with respect to the Borrower under item Eighth of the Priority of Payments and to be held in the Cash Collateral Account; (iii) the Issuing Lender may foreclose on the Collateral (but only, for the avoidance of doubt, with respect to an Event of Default described in either Section 8.01(a) or (b); (iv) the Issuing Lender may enforce in the name of the Borrower any rights of the Borrower under the Transaction Documents to the extent permitted under the collateral assignment of such rights set forth in Section 9.09; and (v) the Borrower shall cease to be allowed to declare or pay any dividends (other than any Special Dividend).  Notwithstanding the foregoing, the occurrence and continuation of an Event of Default shall not impair or otherwise affect the Reinsurance Trustee’s right to draw on the Letter of Credit in accordance with its terms (it being understood that any assets of the Borrower pledged as collateral in accordance with clause (ii) and foreclosed upon in accordance with clause (iii), of the immediately preceding sentence shall be deemed to have been used to satisfy amounts due and payable under the Reinsurance Agreement for purposes of satisfying the condition to drawing on the Letter of Credit described in Section 2.01(a)).

So long as the Letter of Credit shall remain outstanding, the Issuing Lender shall hold the Cash Collateral Account, which account and all assets thereof shall be held separate and apart from all its other assets and accounts in the name of and subject to the control and dominion of the Issuing Lender, as cash collateral for the obligations of the Borrower owing to the Issuing Lender hereunder.  Assets of the Cash Collateral Account shall be Cash or Cash Equivalents, except as otherwise agreed by the Borrower.  Upon the termination of the Letter of Credit in full, and the payment in full of all secured obligations, the Issuing Lender shall release all funds and investments held in the Cash Collateral Account to or upon the account of the Borrower.

ARTICLE IX

MISCELLANEOUS

Section 9.01.          Notices.  Except as otherwise provided herein and in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing (including by electronic transmission) and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by electronic mail with PDF attachment and confirmed by overnight courier service, as follows:

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

Borrower:	Golden Gate III Vermont Captive Insurance Company c/o Marsh Management Services, Inc.
100 Bank Street
Burlington, VT 05402
Fax: (802) 859-3550 with a copy to: Protective Life Insurance Corporation 2801 Highway 280 South Birmingham, AL 35223 Attention: General Counsel Fax: (205) 268-3597

Ceding Company:	West Coast Life Insurance Company
2801 Highway 280 South
Birmingham, AL 35223
Attention: General Counsel
Fax: (205) 268-3597

Issuing Lender:	UBS AG, Stamford Branch
677 Washington Boulevard
Stamford, CT 06901
Attention: Banking Products Services

with a copies to

UBS AG, Stamford Branch
677 Washington Boulevard
Stamford, CT 06901
Attention: Structured Fixed Income
Fax: (203) 719-2941

and

UBS AG, Stamford Branch
677 Washington Boulevard
Stamford, CT 06901
Attention: Fixed Income Legal
Fax: (203) 719-0680

Any party hereto may change its address (street or email) for notices and other communications hereunder by notice to the other parties hereto.  All notices and other

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

Section 9.02.          Waivers; Amendments.  Except as otherwise provided herein, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each of the Borrower and the Issuing Lender.

Section 9.03.          Survival of Representations and Warranties.  All representations and warranties contained herein shall survive the execution and delivery of this Agreement and issuance of the Letter of Credit.  Such representations and warranties have been or may be relied upon by the Issuing Lender regardless of any investigation made at any time by or on behalf of the Issuing Lender.

Section 9.04.          Indemnity.  Irrespective of whether the LOC Commitment or the Letter of Credit is terminated, the Borrower agrees to indemnify jointly and severally the Issuing Lender and each Related Party of the Issuing Lender (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee by any third party arising out of, or as a result of any actual claim, litigation, investigation or proceeding relating to (i) the execution or delivery of this Agreement or the performance by the parties hereto of their respective obligations hereunder or (ii) the Letter of Credit or any LOC Disbursement regardless of whether any Indemnitee is a party thereto but excluding in each case any actual or threatened claim, litigation, investigation or proceeding solely among Indemnitees and/or Participants and/or Lender Counterparties; provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence, bad faith or willful misconduct of any Indemnitee; provided, further, that such indemnity shall be subject to, and only payable in accordance with, the Priority of Payments and, solely with respect to LOC Reimbursement Obligations, the Payment Restrictions, including, without limitation, as may limit or restrict payment of any LOC Reimbursement Obligation or interest thereon.  It is understood and agreed that, to the extent not precluded by a conflict of interest, each Indemnitee shall endeavor to work cooperatively with the Borrower with a view toward minimizing the legal and other expenses associated with any defense and any potential settlement or judgment.  To the extent reasonably practicable and not disadvantageous to any Indemnitee and in the absence of any conflict of interest, a single counsel selected by the Borrower, and approved by the Indemnitee, may be used.  Settlement of any claim or litigation involving any material indemnified amount will require the approvals of the Borrower (not to be unreasonably withheld) and the relevant Indemnitee (not to be unreasonably withheld or delayed).

Section 9.05.          Successors and Assigns; Participations and Assignments.

(a)           The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including, if applicable, any Affiliate of the Issuing Lender), except that (y) the Borrower may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

the Issuing Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (z) the Issuing Lender may not assign or otherwise transfer its rights or obligations under this Agreement except in accordance with this Section 9.05.

(b)           Any assignment under this Agreement by the Issuing Lender, any Assignee or any assignees thereof (each, an “Assignee”) to any Person that is not an Affiliate of the Issuing Lender may only be made (i) pursuant to an Assignment and Acceptance Agreement in the form of Exhibit E attached hereto, (ii) to a Person that, at the time of such assignment, is an Eligible Bank that is not on the Restricted List and (iii) with the prior written consent of the Borrower (which consent shall not be unreasonably withheld, delayed or conditioned), and any attempted assignment in violation of this Section 9.05(b) shall be void ab initio.

(c)           Any assignment under this Agreement by the Issuing Lender to any Person that is an Affiliate of the Issuing Lender may only be made pursuant to an Assignment and Acceptance Agreement in the form of Exhibit E attached hereto and to a Person which, at the time of such assignment, (i) is an Eligible Bank that is not on the Restricted List and (ii) has a financial strength rating from S&P (or an equivalent rating by Moody’s or Fitch) which is equivalent to or higher than the financial strength rating of the assigning Issuing Lender from S&P (or an equivalent rating by Moody’s or Fitch), and any attempted assignment in violation of this Section 9.05(c) shall be void ab initio.

(d)           Notwithstanding anything herein to the contrary, in no event shall the Issuing Lender be released from its obligations under the Letter of Credit prior to its termination, nor shall it cease to be a party hereto, nor shall it cease to retain at least [****] percent ([****]%) of all rights, obligations, assignments, participations, commitments and interests of the Issuing Lender under this Agreement.

(e)           The Issuing Lender may, without the consent of the Borrower and subject to Section 9.05(d), sell participations to one or more banks or other entities (a “Participant”) in not more than [****] percent ([****]%) of the Issuing Lender’s rights and obligations under this Agreement (including not more than [****] percent ([****]%) of the LOC Commitment); provided, that (i) the Issuing Lender’s obligations under this Agreement shall remain unchanged, (ii) the Issuing Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower shall continue to deal solely and directly with the Issuing Lender in connection with the Issuing Lender’s rights and obligations under this Agreement.  Any agreement pursuant to which the Issuing Lender sells such a participation shall provide that the Issuing Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided, that such agreement may provide that the Issuing Lender will not, without the consent of the Required Participants, agree to (A) extend the Final Maturity Date of the Letter of Credit (B) reduce the principal amount due with respect to any LOC Reimbursement Obligation or (C) reduce the Drawn Rate.

(f)            The Issuing Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of the Issuing Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 9.05 shall not apply to any such pledge or assignment of a security interest; provided,

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

that no such pledge or assignment of a security interest shall release the Issuing Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for the Issuing Lender as a party hereto.

Section 9.06.          Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Subject to Section 5.01, this Agreement shall become effective when it shall have been executed by the parties hereto and when the parties have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail with PDF attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.07.          Governing Law; Jurisdiction.

(a)           This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)           Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement against any other party or its properties in the courts of any jurisdiction.

Section 9.08.          Right of Setoff.  If any amount shall have become due and payable by the Borrower hereunder, whether due to maturity, acceleration or otherwise, the Issuing Lender is hereby authorized, at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Issuing Lender to or for the credit or the account of the Borrower under this Agreement (other than any amount payable under the Letter of Credit) against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by the Issuing Lender, irrespective of whether or not the Issuing Lender shall have made any demand under this Agreement.  Without limiting or otherwise affecting the provisions of the Letter of Credit, the Issuing Lender shall have no right under any circumstances to set off or apply any amount payable under the Letter of Credit against any obligation of or amount payable by the Borrower, whether or not under this

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

Agreement.  The rights of the Issuing Lender under this Section 9.08 are in addition to any other rights and remedies which the Issuing Lender may have.

Section 9.09.          Collateral Assignment of Rights.  The Borrower hereby irrevocably collaterally assigns to the Issuing Lender (a) upon the occurrence and during the continuance of an Event of Default, the right to enforce in the name of the Borrower any right of the Borrower under the Transaction Documents (other than this Agreement) and (b) upon the failure of the Borrower to use its reasonable best efforts enforce its rights to compel performance of required contractual obligations or to pursue remedies available to it under the Transaction Documents to which it is a party (other than this Agreement), in each case within seven (7) Business Days following receipt of written notice from the Issuing Lender requesting such enforcement by the Borrower and identifying the specific breach of the Transaction Document (other than this Agreement), the right to enforce in the name of the Borrower and the right to compel performance of required contractual obligations or remedies available to the Borrower under the applicable Transaction Document (other than this Agreement) with respect to the identified breach, in connection with which the Issuing Lender may pursue in the name of the Borrower (or direct the Borrower to pursue) any such remedy.

Section 9.10.          Expenses.  Subject to Section 6.01(n), each party shall pay its own expenses incurred in connection with the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the Transactions shall be consummated), including any fees, charges and disbursements of any counsel in connection with the enforcement or protection of its rights under this Agreement, including its rights under this Section 9.10.

Section 9.11.          Further Assurances.  The Borrower agrees at its own cost and expense, to do such further acts and things, and to execute and deliver such additional instruments (including, without limitation, notices and agreements), as the Issuing Lender may at any time reasonably request or as may be reasonably necessary at any time in order better to preserve, insure and confirm the rights, powers and remedies of the Issuing Lender hereunder.

Section 9.12.          Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.13.          Confidentiality.  Each party to this Agreement agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to such party’s Affiliates’ directors, officers, employees and agents (so long as such Affiliate is not on the Restricted List), including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any Governmental Authority or self-regulatory authority having or claiming jurisdiction over such party or its representatives, (iii) to the extent required by applicable laws or regulations (including securities laws and regulations) or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (vi) by the Issuing Lender or a Participant to any

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

Participant or counterparty to a hedge transaction reasonably related to the transactions contemplated hereby (a “Hedge Counterparty”), or to any prospective Participant or Hedge Counterparty, in each case that is not on the Restricted List, subject to an agreement containing confidentiality provisions that are either no less restrictive than those found in this Section 9.13 or that are satisfactory to the Borrower, in each case expressly inuring to the benefit of PLC and a copy of which is promptly provided thereto and to the Issuing Lender (each such agreement a “Confidentiality Agreement”), (vii) with the consent of the other parties to this Agreement, (viii) to the extent the Information relates to the tax treatment and any facts that may be relevant to the tax structure of the Transactions, (ix) to the extent such Information (a) becomes publicly available other than as a result of a breach of this Section 9.13 or (b) becomes available to the such party or such party has no actual knowledge that the provision of such information is in violation of a confidentiality restriction or (x) to any Lender Counterparty not on the Restricted List, upon the consent of the Borrower (such consent not to be unreasonably withheld or delayed); provided, that such Lender Counterparty enters into a Confidentiality Agreement and further agrees such Information will not be used in a manner adverse to the Borrower.  For the purposes of this Section 9.13, “Information” means all information received in connection with this Agreement or the Transactions from another party to this Agreement, or such party’s representatives or Affiliates, relating to such party or Affiliate or such party’s or its Affiliate’s business, other than any such information that is available on a nonconfidential basis prior to disclosure by such party.

Section 9.14.          Special Dividend.  In the event the Ceding Company makes any payment to the Borrower in excess of that required to be paid under the express terms of the Reinsurance Agreement as a result of, or following, any requirement or request of the Ceding Company’s domestic insurance regulator, whether orally or in writing, therefor (a “Special Payment”), the Borrower shall, notwithstanding anything herein to the contrary and to the maximum extent permitted by law, be permitted to pay a dividend (a “Special Dividend”) in the amount of the proceeds of such payment.

Section 9.15.          Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 9.15.          WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

Section 9.16.          USA Patriot Act.  The Issuing Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that (i) identifies the Borrower, (ii) includes the name and address of the Borrower and (iii) will allow the Issuing Lender to identify the Borrower in accordance with the USA Patriot Act.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

Section 9.17.          Usury Savings Clause.  It is the intention of the parties that all charges under or in connection with this Agreement and the LOC Reimbursement Obligations, however denominated, and including (without limitation) all interest, commitment fees, late charges and loan charges, shall be limited to the maximum lawful interest rate, if any, that at any time and from time to time may be contracted for, charged, or received under the laws applicable to the Issuing Lender, which are presently in effect or, to the extent allowed by law, under such applicable laws which hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow (the “Maximum Lawful Amount”).  Such charges hereunder shall be characterized and all provisions of this Agreement shall be construed as to uphold the validity of charges provided for therein to the fullest possible extent.  Additionally, all charges hereunder shall be spread over the full permitted term of the LOC Reimbursement Obligations for the purpose of determining the effective rate thereof to the fullest possible extent, without regard to prepayment of or the right to prepay the LOC Reimbursement Obligations.  If for any reason whatsoever, however, any charges paid or contracted to be paid in respect of the LOC Reimbursement Obligations shall exceed the Maximum Lawful Amount, then, without any specific action by the Issuing Lender or the Borrower, the obligation to pay such interest and/or other charges shall be reduced to the Maximum Lawful Amount in effect from time to time and any amounts collected by the Issuing Lender or the Borrower that exceed the Maximum Lawful Amount shall be applied to the reduction of the principal balance of the LOC Reimbursement Obligations and/or refunded to the Borrower so that at no time shall the interest or loan charges paid or payable in respect of the LOC Reimbursement Obligations exceed the Maximum Lawful Amount.  This provision shall control every other provision herein and in any and all other agreements and instruments now existing or hereafter arising between the Borrower and the Issuing Lender with respect to the LOC Reimbursement Obligations.

Section 9.18.          Third Party Beneficiary.  The Ceding Company shall be a third party beneficiary of Sections 2.01(d), 2.02(b) and 2.02(c).

[Remainder of page intentionally left blank.  Signature page to follow.]

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

GOLDEN GATE III VERMONT CAPTIVE INSURANCE COMPANY,
as Borrower

By:	/s/ Richard J. Bielen
Name: Richard J. Bielen
Title: President

UBS AG, STAMFORD BRANCH,
as Issuing Lender

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

Signature Page to the Reimbursement Agreement

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

SCHEDULE 1

BORROWER REPORTING DOCUMENTS

The Borrower Reporting Documents include:

(a)           Not later than sixty (60) calendar days after the end of each fiscal year of the Borrower, a copy of the unaudited annual statutory financial statements prepared in accordance with SAP, and not later than June 1 of each calendar year for the Borrower’s preceding fiscal year, a copy of the audited financial statements prepared in accordance with SAP.

(b)           Not later than April 10 after the end of each fiscal year of the Borrower, an annual cashflow testing report by the Borrower’s Appointed Actuary (as such may be appointed by the Borrower from time to time).

(c)           Not later than forty-five (45) calendar days after the end of each of the four (4) quarterly periods of each fiscal year of the Borrower, a report of actual to expected mortality claims and lapses by face amount and by policy count with respect to the Reinsured Policies.

(d)           Not later than forty-five (45) calendar days after the end of each of the four (4) quarterly periods of each fiscal year of the Borrower, the applicable reserve amounts (including XXX Reserves, Economic Reserves, Gross Premium Valuation Reserves and Claims Liability (each, as defined in the Reinsurance Agreement) of the Borrower as at the end of such quarter.

(e)           Not later than forty-five (45) calendar days after the end of each of the four (4) quarterly periods of each fiscal year of the Borrower, information regarding risks insured with respect to the Reinsured Policies in the same form as the seriatim policy detail outlined in Exhibit D of the Reinsurance Agreement.

(f)            Not later than forty-five (45) calendar days after the end of each of the first three (3) quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet and income statement (without footnotes) of the Borrower as at the end of such quarter, in each case prepared in accordance with SAP.

(g)           Not later than forty-five (45) calendar days after the end of each of the first three (3) quarterly periods of each fiscal year of the Borrower, and not later than sixty (60) calendar days after the end of each fiscal year of the Borrower, information regarding the following items: Total Adjusted Capital, Modified Total Adjusted Capital, deferred tax assets, asset valuation reserves, the Letter of Credit in excess of Facility Reserves, Company Action Level Risk Based Capital, Required Additional Contribution and Reduced Contribution.

(h)           Not later than forty-five (45) calendar days after the end of each of the four (4) quarterly periods of each fiscal year of the Borrower, a settlement statement for the Reinsured Policies between the Ceding Company and the Borrower.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(i)            Not later than twenty-five (25) calendar days after the end of each of the twelve (12) monthly periods of each fiscal year of the Borrower, a listing of the Borrower’s asset portfolio holdings containing details including, without limitation, security name, book value, market value, ratings, weighted average life, modified duration, coupon, interest payment frequency, book yield, market yield and maturity date, to be supplemented by information contained in a final report to be provided not later than sixty (60) calendar days after the end of each of the first, second and third quarterly periods of each fiscal year of the Borrower, and not later than seventy-five (75) calendar days after the end of each of the fourth quarterly periods of each fiscal year of the Borrower.

(j)            Not later than fifteen (15) calendar days after the end of each of the twelve (12) monthly periods of each fiscal year of the Borrower, a listing of the Borrower’s asset portfolio holdings containing details including CUSIP and par amount.

(k)           Within five (5) Business Days of delivery of any report delivered to S&P, Moody’s or Fitch by the Borrower, a copy of such report, to the extent the information has not been previously provided to the Issuing Lender.

(l)            Within five (5) Business Days of delivery or receipt, as applicable, of any material report or notice delivered to any other party or received from any other party under the Transaction Documents, a copy of such report.

(m)          Within five (5) Business Days of receipt of any third party actuarial report, opinion or review of the Borrower, a copy of such report.

(n)           Seven (7) Business Days prior notice of any proposed amendment to the Reinsurance Agreement.

(o)           Within five (5) Business Days of submission or receipt of any material correspondence relating to the Borrower to or from the Nebraska Director or the Vermont Commissioner, a copy of such correspondence.

(p)           Within five (5) Business Days of any material permitted accounting practice of the Borrower or other deviation from SAP that is proposed to be made applicable, a copy of such proposed deviation.

(q)           Written notices for certain material events as identified in Section 6.01(c) within the specified time periods.

(r)            Promptly after any internal underwriting audit of the Borrower related to the Reinsurance Agreement, notice of such audit.

(s)           Not later than sixty (60) calendar days after the end of each of the first, second and third quarterly periods of each fiscal year of the Borrower, and not later than seventy-five (75) calendar days after the end of each of the fourth quarterly periods of each fiscal year of the Borrower, information regarding any payments made by the Borrower pursuant to the Priority of Payments, including amounts paid in accordance with each individual item of the Priority of Payments.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(t)            Not later than ninety (90) calendar days after September 30 of each fiscal year of the Borrower, information regarding any Dividend Amount payable by the Borrower, including details on Dividend Test and Dividend Threshold calculations.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

SCHEDULE 2

DIVIDEND FORMULA

No dividends can be declared or paid for any calendar year prior to [****]. Thereafter, if the Dividend Test is satisfied, dividends, if any, in an amount not to exceed the Dividend Amount, shall be declared by the Borrower by December 31 (each such date, a “Dividend Declaration Date”) and paid by January 30 of the following year (i.e., the first Dividend Declaration Date would be in [****] and such dividend would be required to be paid by the Borrower by [****].

The annual period for calculation of dividends in any given calendar year, commencing in [****], will start from October 1 of the prior calendar year and end on September 30 of that calendar year (each such period, a “Dividend Year”), with the first Dividend Year commencing [****].  [****]. Unless otherwise specified, the Company Action Level Risk Based Capital and all other amounts will be calculated as of September 30 of that calendar year (which is immediately prior to the Dividend Declaration Date).  [****].

If all of the following conditions are met, an annual dividend in an amount not to exceed the Dividend Amount may be declared and paid, subject to Section 6.01(j) and the Priority of Payments (such conditions, the “Dividend Test”):

[****]

“Dividend Catch-Up Contribution” means, in the event that the Third Remainder Contribution is greater than zero, and if the Borrower’s Modified Total Adjusted Capital is less than [****] percent ([****]%) of the Borrower’s Company Action Level Risk Based Capital, as of [****] or September 30 of each subsequent Dividend Year, an amount equal to the lesser of (y) the excess, if any, of the Third Remainder Contribution over an amount equal to the sum of any prior Dividend Catch-Up Contributions and (z) the excess, if any, of [****] percent ([****]%) of the Borrower’s Company Action Level Risk Based Capital over the Borrower’s Modified Total Adjusted Capital, each as determined as of such September 30.

The “Dividend Threshold” means (i), plus (ii), plus (iii), minus (iv), where:

[****]

[****]

“Present Value” means present value calculations assuming a discount rate equal to the lesser of (a) [****] percent ([****]%) and (b) the annualized realized net yield (net of defaults) of the assets of the Borrower (excluding the Letter of Credit) from the Closing Date, as determined in accordance with applicable statutory accounting principles.

“Dividend Amount” means, in any Dividend Year, the excess, if any, of the lesser of (i) and (ii) minus the Dividend Threshold, where:

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

i.                  Equals the aggregate book value of the Borrower’s assets (excluding the Letter of Credit), as determined in accordance with applicable statutory accounting principles, and

ii.               Equals the aggregate market value of the Borrower’s assets (excluding the Letter of Credit),

provided, that, (a) if such calculation results in an amount that is zero or a negative number, then the Dividend Amount will be zero, and (b) [****].

The declaration and payment of a dividend shall be subject to the following additional limitations:

i.                  The Dividend Amount in any Dividend Year ending prior to September 30, 2017 shall not exceed $[****];

ii.               Immediately following the payment of any dividend, the Borrower shall maintain Modified Total Adjusted Capital at least equal to [****] percent ([****]%) of the Borrower’s Company Action Level Risk Based Capital, determined as of September 30 of the Dividend Year in respect of which such dividend is paid, taking into account the payment of such dividend as if paid on such September 30; and

iii.            The Dividend Amount shall be reduced by the amount by which the Nominal Expense Cap (as defined in the Transaction Expense Support Agreement) applicable as of September 30 for such Dividend Year exceeds the Base Nominal Expense Cap (as defined in the Transaction Expense Support Agreement) applicable as of September 30 for such Dividend Year, unless the Borrower elects to waive such excess amount for purposes of calculating the applicable Nominal Expense Cap.

The Borrower shall provide the Issuing Lender with supporting information, in reasonable detail, relating to the calculation of the Dividend Amount.

The foregoing provisions of this Schedule 2 shall not apply to any Special Dividend.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

APPENDIX I TO THE DIVIDEND FORMULA

DESCRIPTION OF METHODOLOGIES AND PROCESSES FOR CALCULATING EXPECTED COVERED BENEFITS AND EXPECTED LAPSE RATES

EXPERIENCE STUDY PROCESS

Overview

Golden Gate III (“GGIII”) Experience Studies reflecting mortality and lapse activity on the Reinsured Policies (as defined in the Indemnity Reinsurance Agreement) will be produced on both quarterly and annual bases to satisfy defined reporting obligations in the Indemnity Reinsurance Agreement and Reimbursement Agreement.  The Experience Studies will also be used for purposes of determining any payments due between West Coast Life and Protective Life Insurance Company (“PLICO”) under the Aggregate Stop Loss Agreement as well as any dividend payments due from GGIII to PLICO.  Actual/Expected calculations will be performed quarterly on a year-to-date basis and on a cumulative basis where required by the Transaction Documents.

•                  Experience Study exposure periods will be defined in two ways:

•                  Dividend Year Basis: 10/1/XX – 9/30/XX

•                  Used for calculation of mortality and lapse A/E ratios for purposes of the Stop Loss and dividend payment calculations

•                  Any payment due from Protective Life Corporation (“PLC”) to GGIII under the Catastrophic Loss Support Agreement will also be determined on a Dividend Year Basis

•                  For the initial year of the Transaction, the Dividend Year Basis begins on the Effective Date and ends on 9/30/10

•                  The quarterly Experience Studies required under Schedule 1, Item (c) of the Reimbursement Agreement will be calculated on a Dividend Year Basis

•                  Quarterly and Annual experience studies required under Exhibit D of the reinsurance agreement will be provided on a Dividend Year Basis

•                  All studies will be on a YTD basis within a dividend year

•                  Calendar Year Basis: 1/1/XX – 12/31/XX

•                  Used for calculation of quarterly and annual A/E calculations outlined in Exhibit D of the Reinsurance Agreement

•                  For the initial year of the Transaction, the Calendar Year Basis begins on the Effective Date and ends on 12/31/10

•                  All studies will be on a YTD basis within a calendar year

•                  All mortality and lapse studies are performed using PolySystems Measure to calculate the exposure and expected claim information.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

•                  PolySystems Measure is an industry standard software package used to generate experience studies

•                  Controlled environment that is auditable at a policy level

•                  Data sources that feed exposure and expected calculations

•                  Valuation files:

•                  Provided to Measure Team by the financial reporting valuation team on a quarterly basis.

•                  Contain all active and terminated policies for the reported quarter.

•                  Policy Detail History (“PDH”, which is a compilation of quarterly valuation files) files:

•                  Contain all history for policies that were in force or terminated since the Effective Date through current date for the policies reinsured to GGIII

•                  Created by taking the valuation files and appending them to previous quarter’s PDH files.

•                  Contain policy characteristics such as sex, risk, face amount, termination reason, termination date, issue date, issue age, etc.

•                  Serve as the input files for PolySystems Measure

•                  Controls to ensure accuracy

•                  Valuation files fall under SOX compliance.

•                  Compliance measures incorporated into quarterly SOX certification as part of PLC’s broader public reporting requirements

•                  PDH files are reconciled each quarter. The following items are reconciled to extracts from the administrative systems, including the death claim system.

•                  All terminations and termination dates (deaths, lapses, surrenders, conversions, maturities, expiries, & declined claims)

•                  Active policies

•                  Face amounts

•                  Issue age and issue dates

•                  Decrement totals (actual claims and lapses) from experience studies are tied back to decrements from the reconciliation.

•                  Definition of exposure

•                  Uniform Distribution of Deaths: Exposure starts from the Effective Date of the Transaction

•                  Actual inforce at the beginning of the respective time period is used as a starting point to capture experience that occurred during the  period

•                  Exposure is calculated on a policy level basis within PolySystems Measure

•                  Exposure on policies that do not terminate during the period ends on the exposure end date

•                  For Mortality:

•                  Exposure on policies that terminate due to death during the period ends on the next policy anniversary after the incurred date.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

•                  If date of death is unknown at the time of study, notify date is used until date of death is verified.

•                  Exposure on policies that terminate for reasons other than death ends on the incurred date of the termination.

•                  Accounting method

•                  Exposure end date is defined as the date when the termination was incurred (i.e., death claim reported on 11/30/2010 with a date of death of 6/30/2010 would have an exposure end date of 6/30/2010).

•                  No Lag

•                  Approach used for:

•                  Stop Loss A/E calculations

•                  Dividend Test (mortality calculations)

•                  Reimbursement Agreement reporting, Schedule 1, Item (c)

•                  Reinsurance Agreement Exhibit D: Dividend Year Basis mortality studies

•                  Actuarial method

•                  Exposure end date is defined as the date when the termination was incurred (i.e.  Death claim reported on 11/30/2010 with a date of death of 6/30/2010 would have an exposure end date of 6/30/2010)

•                  All studies using the Actuarial method will have a three month lag.  This accounts for IBNR and lapse reinstatements.

•                  Approach used for:

•                  Reinsurance Agreement Exhibit D: Calendar Year Basis mortality studies

•                  For Lapse:

•                  Uses the Actuarial method outlined above

•                  Exposure on policies that terminate due to lapse during the period ends on the next policy anniversary after the incurred date.

•                  Exposure on policies that terminate for reasons other than lapse ends on the incurred date of the termination

•                  Lapses are based on premium mode periods.  A policy has to complete one premium period to be included in the study.  Exposure is based on completed modal periods (i.e., monthly premium mode policy will show up in a study after one month of exposure.  An annual mode policy would show up after completing one year of exposure.)

•                  Approach used for:

•                  Dividend Test lapse calculations

•                  Reimbursement Agreement reporting, Schedule 1, Item (c)

•                  Reinsurance Agreement Exhibit D: Dividend Year and Calendar Year lapse studies

•                  Source of Actual Claims and IBNR

•                  Ledger:

•                  Actual deaths claims in the report come from the ledger.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

•                  Totals are provided to the Measure Team by PLC’s Accounting Department

•                  Totals are imported into Access database with Expected totals and reported in an Excel pivot table.

•                  IBNR:

•                  Will be included in the actual death claims

•                  Source will be the ledger

•                  IBNR estimation process:

•                  Annually, updated historical claims information is obtained from the claims system.

•                  Claims are reviewed, including date of death and date of notification, and that information is used to update a claims lag study which identifies level of claims that were incurred but not reported as of historical valuation dates.

•                  For the same periods of time, expected mortality is obtained from the Measure Team, and the IBNR claims are expressed as a percentage of expected mortality for each period.

•                  The average of those percentages provides a way to estimate IBNR claims for future periods based on the expected mortality for those periods.

•                  Therefore during the course of the year, IBNR reserves change in proportion to change in expected mortality.

•                  The percentage is reset annually based on updated claims experience.

•                  Annual report (Reinsurance Agreement Exhibit D) death claims will be provided by PolySystems.  These deaths are reconciled back to the death claim administrative system.

•                  Calculation of Expected Mortality

•                  Expected mortality calculations use the same assumptions outlined in the Milliman Chicago actuarial report dated December 3, 2009 (“Milliman Report”) and attached under Exhibit A to this report; these rates vary by duration

•                  Quarterly adjustments to the inforce starting point are made to reflect actual mortality and lapse experience during the period.

•                  Source of Mortality Rate of Death (“Qx”):  The Qx for the experience studies is coded in PolySystems to mirror the mortality assumptions used in the Milliman Report.  The coding is maintained by the valuation team and is replicated by the Measure Team.

•                  Qx factors increase on policy anniversary date; this methodology is consistently applied in both the Milliman modeling and PolySystems coding

•                  Application to exposure:

•                  Calculated by PolySystems

•                  Exposure is always based on face amount less YRT reinsurance.

•                  In the case of policies that end in death, the exposure is defined to continue until the next policy anniversary.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

•                  In the case of policies that end in lapse, the exposure ends on the effective date of the lapse.

•                  In the event of lapse and subsequent reinstatement, the exposure is considered to be continuous.

•                  Policies that do not terminate during the study get full exposure for the exposure period.

•                  Face Amount Exposure (“FAE”) is calculated on a policy duration basis; mathematically, FAE equals:

•                  (Direct Face Amount – YRT Ceded Face Amount) * Policy Exposure

•                  Where, Policy Exposure = Number of Months in Exposure Period

•                  Months may be either integers or fractional amounts depending on policy issue date and anniversary date-

•                  PolySystems Measure assumes 360 day calendar year

•                  Poly translates annual Qx (“aqx”) to a monthly Qx (“mqx”)

•                  mqx = 1 – (1-aqx)^(1/12)

•                  PolySystems Measure calculates exposure according to exposure begin and end date

•                  Formulaic Calculation of Expected Mortality

•                  Expected mortality is calculated at a policy level; policy level results are added together to create the aggregate expected mortality result

•                  Expected Mortality (Policy Level) = mqx * FAE

•                  Expected Mortality (Aggregate Level) =

•                  However, if the policy changes from duration “D” to duration “D+1” (i.e., passes an anniversary) during the Experience Year or Partial Experience Year, the Expected Mortality (Aggregate Level) =:

•                  Calculations are performed on an Experience Year-to-date basis (or Calendar Year-to-date basis, depending on the intended purpose) to account for policies in grace that ultimately lapsed and late reported deaths

•                  Reporting of total expected

•                  PolySystems Measure produces output files that contain policy level detail information which includes exposure, expected, claim count, and exposed count.

•                  These output files are summed together in an Access database and linked to by an Excel pivot table.

•                  Calculation of Actual Mortality

•                  Tracked on an incurred basis using the Accounting method outlined above

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

•                  Actual Mortality = Paid Claims + ∆IBNR + ∆Pending Liability (includes Pended and Resisted claims)

•                  Pended claims include reported but not paid claims

•                  Calculated net of Existing YRT Reinsurance (as defined in the Indemnity Reinsurance Agreement)

•                  Calculation of Expected Lapse

•                  Expected lapse calculations use the same assumptions outlined in the Milliman Report and also attached under Exhibit B to this report; these rates vary by duration

•                  Quarterly adjustments to the inforce starting point are made to reflect actual mortality and lapse experience during the period (i.e. grace policies that lapsed and late reported deaths)

•                  Source of Lapse Rate:  The lapse rate for the experience studies is coded in PolySystems to mirror the lapse assumptions used in the Milliman Report.  The coding is maintained by the valuation team and is replicated by the Measure Team.

•                  Application to exposure:

•                  Calculated by PolySystems

•                  Exposure is calculated on a policy duration basis; the mathematical FAE calculation is identical to the one outlined above

•                  PolySystems Measure assumes 360 day calendar year

•                  PolySystems Measure translates annual lapse rates (La) provided in the Milliman Report to monthly lapse rates (Lm)

•                  Lm = 1 – (1 - La)^(1/12)

•                  PolySystems Measure calculates exposure according to exposure begin and end date

•                  Formulaic Calculation of Expected Lapse

•                  Expected lapse is calculated at a policy level; policy level results are added together to create the aggregate expected lapse result

•                  Expected Lapse (Policy Level) = Lm * Exposure

•                  Expected Lapse (Aggregate Level) =

•                  However, if the policy changes from duration “D” to duration “D+1” (i.e., passes an anniversary) during the Experience Year or Partial Experience Year, the Expected Lapse (Aggregate Level) =:

•                  Calculations are performed on an Experience Year-to-date basis (or Calendar Year-to-date basis, depending on the intended purpose)

•                  Reporting of total expected

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

•                  PolySystems Measure produces output files that contain policy level detail information which includes exposure, expected, lapse count, and exposed count.

•                  These output files are summed together in an Access database and linked to by an Excel pivot table.

•                  Three month lag is used to account for policies in grace that ultimately lapsed and late reported deaths

•                  Calculation of Actual Lapse

•                  Actual lapses will come from PolySystems

•                  All lapse decrements and lapse face amounts are verified against the administrative system

•                  Do not include any policies that are in the “Grace” period

•                  Shock lapses will be shown separately from level period lapses

•                  Three month lag is used to account for policies in grace that ultimately lapsed and late reported deaths

•                  For example, a lapse report using 9/30/11 inforce data will include actual lapse activity that occurred during the four quarters beginning 7/1/10 through 6/30/11

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

APPENDIX I (continued)
Exhibit A

Mortality Assumptions

On the Effective Date, each party will receive two (2) copies of a CD with identical contents detailing the mortality assumptions.  Each CD will contain three Microsoft Excel Files: [****].

[****]

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

APPENDIX I (continued)

Exhibit B

Lapse Assumptions

(a)          Lapse rates expressed in percentage terms

(b)         [****]

(c)          [****]

(d)         [****]

(e)          [****]

(f)            Risk Classification Key:

SPF = Select Preferred

PF = Preferred

ST = Standard

NT = Non-Tobacco

TB = Tobacco

WCL -10

		Face < $250K					Face >= $250K
Issue	Policy	SPF	PF	ST	PF	ST	SPF	PF	ST	PF	ST
Age	Year	NT	NT	NT	TB	TB	NT	NT	NT	TB	TB
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

WCL -15

		Face < $250K					Face >= $250K
Issue	Policy	SPF	PF	ST	PF	ST	SPF	PF	ST	PF	ST
Age	Year	NT	NT	NT	TB	TB	NT	NT	NT	TB	TB
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

WCL-20

		Face < $250K					Face >= $250K
Issue	Policy	SPF	PF	ST	PF	ST	SPF	PF	ST	PF	ST
Age	Year	NT	NT	NT	TB	TB	NT	NT	NT	TB	TB
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

WCL-25 These rates are an average of the WCL 20- and 30-year rates.

		Face < $250K					Face >= $250K
Issue	Policy	SPF	PF	ST	PF	ST	SPF	PF	ST	PF	ST
Age	Year	NT	NT	NT	TB	TB	NT	NT	NT	TB	TB
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

WCL 30

		Face < $250K					Face >= $250K
Issue	Policy	SPF	PF	ST	PF	ST	SPF	PF	ST	PF	ST
Age	Year	NT	NT	NT	TB	TB	NT	NT	NT	TB	TB
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****] CONTENTS OF TABLES BELOW OMITTED

Lapse Rate Beyond Level Premium Period (N)

Premium Increase (First ART Premium as Multiple of Level Term Premium)(x)
Lapse at End of Year	0 < x < 2.5	2.5 < x < 5	5 < x < 7.5	7.5 < x < 10	10 < x < 12.5	12.5 < x < 15	15 < x < 20	x> 20
N
N+1
N+2
N+3 and later

Excess Shock Lapse Distribution

Monthly Payment Mode		Quarterly Payment Mode
	Excess	N+1	Excess
N+1	Shock Lapse	Policy	Shock Lapse
Policy Month	Distribution	Quarter	Distribution

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

Shock Lapse Weighting

Premium Mode	Initial Modal Premiums	Final Modal Premiums
Monthly
Quarterly
Semi-Annual
Annual

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

SCHEDULE 3

UTILIZATION FEE MATRIX

Borrower S&P Counterparty Credit Risk Rating (or the equivalent from either of Moody’s or Fitch or another nationally recognized statistical rating organization)	Utilization Fee Rate (basis points per annum)
AA-	[****]
A+ A A-	[****] [****] [****]
BBB+ BBB BBB-	[****] [****] [****]
BB+ BB BB-	[****] [****] [****]
B+ B B-	[****] [****] [****]
CCC to C	[****]

The Utilization Fee Rate will be subject to increase upon the downgrade of the Borrower below AA- by S&P (or the equivalent from either of Moody’s or Fitch or another nationally recognized statistical rating organization) in accordance with the above Utilization Fee Matrix.

In the event that the Counterparty Risk Rating of the Borrower provided by S&P is withdrawn and is not replaced by a rating from Moody’s, Fitch or another nationally recognized statistical rating organization, the Utilization Fee Rate shall be [****] (the “Withdrawn Rating Fee Rate”).

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

SCHEDULE 4

SCHEDULED LOC PROGRAM AMOUNT

Scheduled LOC Amendment Date	Scheduled LOC Facility Amount	Scheduled LOC Increase Amount
April 1, 2011	$560,000,000	$55,000,000
April 1, 2012	$575,000,000	$15,000,000
April 1, 2013	$610,000,000	$35,000,000
April 1, 2014	$595,000,000	N/A
April 1, 2015	$595,000,000	N/A
April 1, 2016	$595,000,000	N/A
April 1, 2017	$590,000,000	N/A

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

SCHEDULE 5

RESTRICTED LIST

The restricted list includes each of the following companies and their affiliates.

[****]

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

SCHEDULE 6

FINANCIAL AND ACTUARIAL PROJECTIONS AND MODELING INFORMATION

The Actuarial Report, dated December 3, 2009, prepared by Milliman USA’s Chicago office with respect to the Reinsured Policies

Responses to Milliman NY Information Request 10/8/2009

1)              Premium rate information [****]

2)              YRT premium and pool percentage information [****]

3)              Mortality rate factor assumptions [****]

4)              Seriatim in-force policy inventory information as of 12/31/2008

5)              Historical Mortality and Lapse Studies covering Reinsured Policies

6)              Post Level Term Lapse Studies

7)              WCL pricing mortality comparison

8)              PLC memo dated 10/14/2009 regarding underwriting

9)              Third-Party Reinsurer audit reports produced during 2006 – 2009

10)        External consultant underwriting audit reports 2006 – 2009

11)        PLC  memo dated 10/14/2009 [****]

12)        PLC memo dated 10/13/2009 [****]

Responses to Milliman NY Information Request 10/15/2009

1)              PLC memo dated 10/27/2009 [****]

2)              PLC memo dated 10/16/2009 [****]

Response to Milliman NY Information Request 11/22/2009

1)              PLC memo dated 11/23/2009 [****]

Responses to Milliman NY Information Request 11/24/2009

1)              PLC memo dated 10/29/2009 [****]

2)              PLC memo dated 11/24/2009 [****]

Information submitted to UBS via FTP

1)              Information regarding economic reserve calculation methodology

2)              Historical mortality and lapse studies using data as of March 31, 2009

3)              Historical business mix reports covering the Reinsured Policies

4)              Historical Financial Statements of GG, PLICO, and WCL for fiscal years 2006, 2007 and 2008

5)              Seriatim inforce policy inventory information as of 12/31/2008 and 9/30/2009

6)              Third-Party Reinsurer Audits of WCL

7)              Spreadsheet titled “GG3 Inforce Business Mix 2009 12.xlsx” comparing December 31, 2009 inforce policy inventory to Milliman Report projections

Information provided to [****] in association with her December 2009 underwriting audit

1)              GG/WCL claims information

2)              Seriatim in-force policy inventory information as of 9/30/2009

3)              WCL underwriting guidelines

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

4)              Third-Party Reinsurer Audits

5)              External consultant underwriting audits

6)              Retention and Binding Amounts for [****] policies

7)              [****]

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

EXHIBIT A

DRAW CERTIFICATION NOTICE

FORM OF DRAW CERTIFICATION NOTICE

To:	UBS AG, Stamford Branch
299 Park Avenue, 26th Floor
New York, NY 10170
Attention: Letter of Credit Services

Re: Reimbursement Agreement, dated as of April 23, 2010, as amended, restated, modified or supplemented from time to time (the “Reimbursement Agreement”), between Golden Gate III Vermont Captive Insurance Company, a special purpose financial captive insurance company incorporated under the laws of the State of Vermont (the “Borrower”) and UBS AG, Stamford Branch, as issuing lender (the “Issuing Lender”).

This Draw Certification Notice (this “Notice”) is delivered by the undersigned West Coast Life Insurance Company or any successor by operation of law thereof, including, without limitation, any liquidator, rehabilitator, receiver or conservator (the “Ceding Company”) under the Issuing Lender’s Letter of Credit No. [•], in connection with a draw requested by the Reinsurance Trustee, as beneficiary under the Letter of Credit (the “Beneficiary”).  Unless otherwise defined herein, terms defined in the Reimbursement Agreement and used herein shall have the meanings given to them in the Reimbursement Agreement.

The Beneficiary is drawing $[•] under the Letter of Credit (the “Requested Amount”) in connection with this Notice.

The undersigned, [Name], as [Title](1) of the Ceding Company hereby certifies to the Issuing Lender that as of the date hereof:

(i)            The Requested Amount is required to be obtained by the Beneficiary for the payment of Covered Benefits or Claims Expenses (each as defined in the Reinsurance Agreement) now due and payable under the Reinsurance Agreement.

(ii)           All assets in the Reinsurance Trust Account and any funds held in any account established pursuant to Section 7.3 of the Reinsurance Agreement have previously been used to satisfy amounts due and payable under the Reinsurance Agreement or released pursuant to Section 7.3(c) of the Reinsurance Agreement or Section 2 of the Reinsurance Trust Agreement.

(iii)          No assets remain in the Surplus Account.

(1)                                     Officer must be a Responsible Officer of the Ceding Company, i.e. the Chief Executive Officer, President, Chief Financial Officer, Chief Accounting Officer, Treasurer, Assistant Treasurer or Controller.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(iv)          Since the date that is one calendar year prior to the date hereof, no assets with a Market Value in excess of $[****] have been transferred from the Surplus Account other than to the extent permitted to be transferred pursuant to the Priority of Payments, unless (A) despite such assets being transferred in the incorrect order of priority, such transfer would have been otherwise permitted pursuant to the Priority of Payments at the time of such transfer or at any subsequent time thereafter or (B) such impermissibly transferred assets have been returned to the Surplus Account or replaced in the Surplus Account with Eligible Assets having a Market Value equal to those that were impermissibly transferred on or prior to the date hereof.

(v)           Since the Closing Date, the Borrower has existed and, as of the date hereof, exists, as a separate entity and has not been substantively consolidated with another entity.

(vi)          As of the date hereof, the Reinsurance Agreement remains in full force and effect.

(vii)         As of the date hereof, there is no continuing failure by PLC to pay any amount in excess of $[****] payable to or explicitly required to be paid on behalf of the Borrower under the Tax Sharing Agreement or the Special Tax Allocation Agreement within thirty (30) calendar days from the date on which such payment was due and payable.

(viii)        Since the Closing Date, there has been no amendment of the Tax Sharing Agreement or the Special Tax Allocation Agreement and there has not been a termination of the Special Tax Allocation Agreement or a termination of the rights of the Borrower with respect to PLC and the obligations of PLC with respect to the Borrower under the Tax Sharing Agreement, in each case, without the prior written consent of the Issuing Lender (such consent not to be unreasonably withheld or delayed) if such amendment or termination adversely affects, in any material respect, the rights, remedies or obligations of the Borrower under such agreement.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(b)           IN WITNESS WHEREOF, the undersigned has executed and delivered this Notice as of the          day of         ,         .

West Coast Life Insurance Company,
as the Ceding Company

By:
Name:
Title:

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

EXHIBIT B

INVESTMENT GUIDELINES

All assets held in the Regulatory Account shall be invested solely in Cash or Cash Equivalents.

All assets (other than the Letter of Credit) held in the Surplus Account and the Reinsurance Trust Account shall be invested solely in Eligible Assets (as defined below).

“Eligible Assets” means, subject to the limitations set forth below and except as otherwise agreed between the Ceding Company and the Issuing Lender, [****].

Eligible Assets will be subject to the following limitations:

[****]

Where:

(i)            “Maximum Sector Limit” means the ratio of the book value of the relevant Eligible Asset to the book value of all Eligible Assets at the time of the relevant Eligible Asset purchase,

(ii)           “Maximum Tenor Limit” means the relevant date occurring the stated number of years from the Closing Date, and

(iii)          “Maximum Duration Limit” means the maximum target duration of securities in the relevant category.

In a given year, the weighted average modified duration of all assets will be:

Year	Target Modified Duration
2010	[****]
2011	[****]
2012	[****]
2013	[****]
2014	[****]
2015	[****]
2016	[****]
2017	[****]

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

EXHIBIT C

REINSURANCE AGREEMENT

[Provided separately]

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

EXHIBIT D

FORM OF LETTER OF CREDIT

ISSUING LENDER:
UBS AG, STAMFORD BRANCH
299 PARK AVENUE, 26TH FLOOR	FOR INTERNAL IDENTIFICATION PURPOSES ONLY
NEW YORK, NY 10170
ATTENTION: LETTER OF CREDIT SERVICES
APPLICANT:
Golden Gate III Vermont Captive Insurance Company

BENEFICIARY:
REINSURANCE TRUSTEE
THE BANK OF NEW YORK MELLON
101 BARCLAY STREET
MAILSTOP: 101-0850
NEW YORK, NEW YORK 10286
ATTENTION: INSURANCE TRUST
& ESCROW GROUP

IRREVOCABLE LETTER OF CREDIT NO. [•]

DEAR SIR OR MADAM:

WE, UBS AG, STAMFORD BRANCH, HEREBY ESTABLISH THIS LETTER OF CREDIT (“LETTER OF CREDIT” OR “CREDIT”), AT THE REQUEST OF GOLDEN GATE III VERMONT CAPTIVE INSURANCE COMPANY (“ACCOUNT PARTY”), IN YOUR FAVOR AS BENEFICIARY FOR DRAWINGS UP TO $505,000,000, (FIVE HUNDRED FIVE MILLION UNITED STATES DOLLARS), EFFECTIVE AT THE ISSUE DATE. THIS LETTER OF CREDIT IS ISSUED BY UBS AG, STAMFORD BRANCH, AND IS PRESENTABLE AND PAYABLE AT OUR OFFICE AT 299 PARK AVENUE, 26TH FLOOR, NEW YORK, NEW YORK 10170, ATTENTION LETTER OF CREDIT SERVICES AND EXPIRES AT OUR CLOSE OF BUSINESS ON APRIL 1, 2013 (THE “EXPIRY DATE”) UNLESS EXTENDED AS HEREINAFTER PROVIDED. THIS CREDIT CANNOT BE REDUCED OR REVOKED WITHOUT THE BENEFICIARY’S CONSENT. THE AVAILABLE AMOUNT OF THIS LETTER OF CREDIT (THE “LOC AMOUNT”) SHALL BE PERMANENTLY REDUCED BY THE SUM OF ALL PAYMENTS MADE HEREUNDER TO BENEFICIARY.

THE TERM “BENEFICIARY” INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING, WITHOUT LIMITATION, ANY LIQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

WE HEREBY UNDERTAKE TO PROMPTLY HONOR YOUR SIGHT DRAFT(S) DRAWN ON US, INDICATING OUR LETTER OF CREDIT NO. [•], FOR ALL OR ANY PART OF THIS CREDIT UPON PRESENTATION OF (A) YOUR SIGHT DRAFT(S) DRAWN ON US AND (B) A DRAW CERTIFICATION NOTICE IN THE FORM OF SCHEDULE A HERETO, DATED THE DATE OF SUCH SIGHT DRAFT, IN EACH CASE AT OUR OFFICE SPECIFIED IN PARAGRAPH ONE ABOVE ON OR BEFORE THE EXPIRY DATE HEREOF OR ANY EXTENDED EXPIRY DATE. IF THE APPLICABLE EXPIRY DATE IS NOT A BUSINESS DAY, DRAWING MAY BE MADE NOT LATER THAN THE NEXT IMMEDIATELY FOLLOWING BUSINESS DAY. ONLY THE BENEFICIARY MAY MAKE DRAWINGS UNDER THIS LETTER OF CREDIT AND ALL SIGHT DRAFTS MUST BE MARKED: “DRAWN UNDER UBS AG, STAMFORD BRANCH, LETTER OF CREDIT NO. [•]”. OTHER THAN YOUR SIGHT DRAFT(S) AND DRAW CERTIFICATION NOTICE(S), NO OTHER DOCUMENT(S) NEED BE PRESENTED.

EXCEPT AS EXPRESSLY STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, REQUIREMENT OR QUALIFICATION. THE OBLIGATION OF UBS AG, STAMFORD BRANCH UNDER THIS LETTER OF CREDIT IS THE INDIVIDUAL OBLIGATION OF UBS AG, STAMFORD BRANCH, AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO OR UPON OUR ABILITY TO PERFECT A LIEN, SECURITY OR ANY OTHER REIMBURSEMENT.

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING, AND THIS UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, AMPLIFIED OR LIMITED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES, AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT.

THE EXPIRY DATE OF THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED AS OF APRIL 1, 2012, TO APRIL 1, 2015 UNLESS, AT LEAST THIRTY (30) CALENDAR DAYS PRIOR TO SUCH EXTENSION DATE, WE NOTIFY THE BENEFICIARY AND THE ACCOUNT PARTY IN WRITING, IN THE FORM OF SCHEDULE B HERETO, THAT WE DO NOT INTEND TO EXTEND THIS LETTER OF CREDIT BEYOND THE EXPIRY DATE THEN IN EFFECT. ALL NOTICES SHALL BE SENT BY REGISTERED MAIL, REPUTABLE COURIER OR HAND DELIVERY.

THE EXPIRY DATE OF THIS LETTER OF CREDIT SHALL ALSO BE AUTOMATICALLY EXTENDED AS OF APRIL 1, 2014, TO APRIL 1, 2018, UNLESS, AT LEAST THIRTY (30) CALENDAR DAYS PRIOR TO SUCH EXTENSION DATE, WE NOTIFY THE BENEFICIARY AND THE ACCOUNT PARTY IN WRITING, IN THE FORM OF SCHEDULE B HERETO, THAT WE DO NOT INTEND TO EXTEND THIS LETTER OF CREDIT BEYOND THE EXPIRY DATE THEN IN EFFECT. ALL NOTICES SHALL BE SENT BY REGISTERED MAIL, REPUTABLE COURIER OR HAND DELIVERY.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

IF, ON APRIL 1, 2014, THE THEN-CURRENT LOC AMOUNT IS GREATER THAN $595,000,000, THEN THE LOC AMOUNT SHALL BE AUTOMATICALLY AND PERMANENTLY REDUCED BY $15,000,000.

IF, ON APRIL 1, 2017, THE THEN-CURRENT LOC AMOUNT IS GREATER THAN $590,000,000, THEN THE LOC AMOUNT SHALL BE AUTOMATICALLY AND PERMANENTLY ADDITIONALLY REDUCED BY $5,000,000.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDIT (2007 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 600 (“UCP”) AS INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT NOTWITHSTANDING THE PROVISIONS OF ARTICLE 36 OF THE UCP, IF THIS LETTER OF CREDIT EXPIRES DURING AN INTERRUPTION OF BUSINESS (AS DESCRIBED IN ARTICLE 36 OF THE UCP), UBS AG, STAMFORD BRANCH AGREES TO EFFECT PAYMENT UNDER THIS LETTER OF CREDIT IF A DRAWING WHICH STRICTLY CONFORMS TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT IS MADE WITHIN FIFTEEN (15) DAYS AFTER THE RESUMPTION OF BUSINESS.

WE UNDERTAKE TO HONOR ANY SIGHT DRAFT(S) PRESENTED UNDER THIS LETTER OF CREDIT, PROVIDED SUCH DRAFT(S) AND ACCOMPANYING DRAW CERTIFICATION NOTICE(S) CONFORM TO THE TERMS AND CONDITIONS HEREOF.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

VERY TRULY YOURS,
UBS AG, STAMFORD BRANCH

By:
Name:
Title:

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

SCHEDULE A

FORM OF DRAW CERTIFICATION NOTICE

FORM OF DRAW CERTIFICATION NOTICE

To:	UBS AG, Stamford Branch
299 Park Avenue, 26th Floor New York, NY 10170 Attention: Letter of Credit Services

Re: Reimbursement Agreement, dated as of April 23, 2010, as amended, restated, modified or supplemented from time to time (the “Reimbursement Agreement”), between Golden Gate III Vermont Captive Insurance Company, a special purpose financial captive insurance company incorporated under the laws of the State of Vermont (the “Borrower”) and UBS AG, Stamford Branch, as issuing lender (the “Issuing Lender”).

This Draw Certification Notice (this “Notice”) is delivered by the undersigned West Coast Life Insurance Company or any successor by operation of law thereof, including, without limitation, any liquidator, rehabilitator, receiver or conservator (the “Ceding Company”) under the Issuing Lender’s Letter of Credit No. [•], in connection with a draw requested by the Reinsurance Trustee, as beneficiary under the Letter of Credit (the “Beneficiary”).  Unless otherwise defined herein, terms defined in the Reimbursement Agreement and used herein shall have the meanings given to them in the Reimbursement Agreement.

The Beneficiary is drawing $[•] under the Letter of Credit (the “Requested Amount”) in connection with this Notice.

The undersigned, [Name], as [Title](2) of the Ceding Company hereby certifies to the Issuing Lender that as of the date hereof:

(a)           (i)            The Requested Amount is required to be obtained by the Beneficiary for the payment of Covered Benefits or Claims Expenses (each as defined in the Reinsurance Agreement) now due and payable under the Reinsurance Agreement.

(b)                           (ii)           All assets in the Reinsurance Trust Account and any funds held in any account established pursuant to Section 7.3 of the Reinsurance Agreement have previously been used to satisfy amounts due and payable under the Reinsurance Agreement or released pursuant to Section 7.3(c) of the Reinsurance Agreement or Section 2 of the Reinsurance Trust Agreement.

(c)                           (iii)           No assets remain in the Surplus Account.

(2)                                     Officer must be a Responsible Officer of the Ceding Company, i.e. the Chief Executive Officer, President, Chief Financial Officer, Chief Accounting Officer, Treasurer, Assistant Treasurer or Controller.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(d)                           (iv)          Since the date that is one calendar year prior to the date hereof, no assets with a Market Value in excess of $[****] have been transferred from the Surplus Account other than to the extent permitted to be transferred pursuant to the Priority of Payments, unless (A) despite such assets being transferred in the incorrect order of priority, such transfer would have been otherwise permitted pursuant to the Priority of Payments at the time of such transfer or at any subsequent time thereafter or (B) such impermissibly transferred assets have been returned to the Surplus Account or replaced in the Surplus Account with Eligible Assets having a Market Value equal to those that were impermissibly transferred on or prior to the date hereof.

(e)                           (v)           Since the Closing Date, the Borrower has existed and, as of the date hereof, exists, as a separate entity and has not been substantively consolidated with another entity.

(f)                            (vi)          As of the date hereof, the Reinsurance Agreement remains in full force and effect.

(g)                           (vii)         As of the date hereof, there is no continuing failure by PLC to pay any amount in excess of $[****] payable to or explicitly required to be paid on behalf of the Borrower under the Tax Sharing Agreement or the Special Tax Allocation Agreement within thirty (30) calendar days from the date on which such payment was due and payable.

(h)                           (viii)        Since the Closing Date, there has been no amendment of the Tax Sharing Agreement or the Special Tax Allocation Agreement and there has not been a termination of the Special Tax Allocation Agreement or a termination of the rights of the Borrower with respect to PLC and the obligations of PLC with respect to the Borrower under the Tax Sharing Agreement, in each case, without the prior written consent of the Issuing Lender (such consent not to be unreasonably withheld or delayed) if such amendment or termination adversely affects, in any material respect, the rights, remedies or obligations of the Borrower under such agreement.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

(i)            IN WITNESS WHEREOF, the undersigned has executed and delivered this Notice as of the          day of         ,         .

West Coast Life Insurance Company,
as the Ceding Company

By:
Name:
Title:

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

SCHEDULE B

FORM OF NOTIFICATION

GOLDEN GATE III VERMONT CAPTIVE INSURANCE COMPANY
c/o Marsh Management Services, Inc.
100 Bank Street
Burlington, VT 05402
Fax: (802) 859-3550

THE BANK OF NEW YORK MELLON
Attention: Insurance Trust & Escrow Group
The Bank of New York Mellon
101 Barclay Street
Mailstop: 101-0850
New York, New York, 10286
101 BARCLAY STREET
MAILSTOP: 101-0850
NEW YORK, NEW YORK 10286

Dear Sir/Madam

We refer to the Letter of Credit No. [•] dated [•] (the “Letter of Credit”).  Pursuant to the terms of the Letter of Credit, we hereby notify you that the Letter of Credit will not be extended and therefore will expire on its current expiry date of [•].

UBS AG, STAMFORD BRANCH,
as Issuing Lender

By:
Name:
Title:

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

EXHIBIT E

FORM OF ASSIGNMENT AND ACCEPTANCE

Reference is made to the Reimbursement Agreement, dated as of April 23, 2010 (the “Agreement”), by and between Golden Gate III Vermont Captive Insurance Company (the “Borrower”) and UBS AG, Stamford Branch, (the “Issuing Lender”).  Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

The Assignor identified on Schedule l hereto (the “Assignor”) and the Assignee identified on Schedule l hereto (the “Assignee”) agree as follows:

1.     The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest in and to the Assignor’s rights and obligations under the Agreement in a principal amount as set forth on Schedule 1 hereto (the “Assigned Interest”).

2.     The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Affiliates or any other obligor or the performance or observance by the Borrower, any of its Affiliates or any other obligor of any of their respective obligations under the Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto.

3.     The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance and (b) confirms that it has received a copy of the Agreement, together with copies of the financial statements delivered pursuant to Section 4.01(f) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor or the Issuing Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement, the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; and (d) agrees that it will be bound by the provisions of the Agreement and will perform in accordance with its terms all the obligations which by the terms of the Agreement are required to be performed by it pursuant to Sections 9.05(b) or (c), as applicable, of the Agreement.

4.     The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the “Effective Date”).  Following the execution of this Assignment and Acceptance, it will be delivered to the Issuing Lender for acceptance and

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

recording by it pursuant to the Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Issuing Lender, be earlier than five (5) Business Days after the date of such acceptance and recording by the Issuing Lender).

5.     Upon such acceptance and recording, from and after the Effective Date, the Issuing Lender shall make all payments in respect of the Assigned Interest (including payments of fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date.

6.     From and after the Effective Date, (a) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of the Issuing Lender thereunder and under the other Transaction Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.

7.     This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  The omitted portions of this Exhibit are indicated by the following: [****].

Schedule 1
to Assignment and Acceptance with respect to
the Reimbursement Agreement, dated as of April 23, 2010,
between Golden Gate III Vermont Captive Insurance Company (the “Borrower”),

and UBS AG, Stamford Branch, (the “Issuing Lender”)

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

Principal Amount of Commitment Assigned	Commitment Percentage Assigned

$		%

[Name of Assignee]	[Name of Assignor]

By:	By:
Title:	Title:

Accepted for Recordation in the Register:	Required Consents (if any):

UBS AG, Stamford Branch, as	[ ]
Issuing Lender

By:	By:
Title:	Title:

UBS AG, Stamford Branch, as
Issuing Lender

By:
Title: